                                  [LOGO]
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                                                                 August 20, 1997

Dear Contract Owner,

    We are pleased to present the June 30, 1997 semiannual report for Milestones, offered exclusively through PaineWebber. This report contains important information about PaineWebber Series Trust, including financial statements, for the six months ended June 30, 1997. As you know, PaineWebber Life Variable Annuity Account holds shares of PaineWebber Series Trust to fund Milestones Variable Annuity.

INVESTMENT OVERVIEW--DOMESTIC

THE EQUITY MARKET

    Although the first two months of the period were characterized by significant gains in the stock market, inflation fears grew quickly in the wake of stronger than expected economic growth and rising employment. This in turn prompted the Federal Reserve to raise interest rates by 25 basis points in March in a preemptive strike against inflation, and volatile and difficult financial markets ensued. By mid-period, however, stocks rallied on signs that economic growth was decelerating and that the Federal Reserve would not move again on interest rates. Better than expected earnings, combined with a significant inflow of capital into equity mutual funds, also helped to drive stock prices steadily higher.

    Proof of the market's all-encompassing health during this time was the fact that a broad range of sectors--most notably financials, technology and healthcare--participated in the market's upward movement. Additionally, both large capitalization and small capitalization stocks ("large-caps" and "small-caps," respectively) gained ground. Small-caps, which have lagged large-caps since the beginning of 1995, came back especially strong, rising almost as much as large-caps over the last three months of the period.

THE FIXED INCOME MARKET

    As a result of the Fed's decision to raise short-term interest rates to 5.5% in March, virtually every bond sector posted negative total returns at the end of the first half of the fiscal period. The high yield sector was the exception, as gains in the first two months of the period more than offset the softness following the Fed move.

    Then, on April 28th, the report of the Employment Cost Index
(ECI)--considered to be the most comprehensive wage-inflation indicator, and critical to Federal Reserve policy--indicated a very positive inflation picture. This information, plus positive news on an agreed upon framework by President Clinton and the Republicans to balance the budget by 2002, and an atypical paydown in federal debt, turned market sentiment extremely bullish. Bonds rallied strongly, sending the yield on the long bond from 7.1% on March 31, 1997 to 6.8% on June 30, 1997. Furthermore, all sectors contributed positively to performance; again, however, the high yield sector outperformed others as investors' willingness to accept higher credit risk produced higher returns.

INVESTMENT OVERVIEW--GLOBAL

THE EQUITY MARKETS

    After a disappointing start, stock markets around the world fared better as the six-month period progressed, in large part due to continued optimism about the U.S. economy and markets.

    Year-to-date, all European markets, with the exception of the United Kingdom and Ireland, outperformed the U.S. in local currency terms, although in U.S. dollar terms, returns in all were reduced due to a strengthening dollar. Switzerland was Europe's best performer, rising by 31.1% year-to-date as of June 30, 1997 (as measured by the Europe Australasia Far East Index), followed by Spain (up 20.7%) and the Netherlands (up 20.0%).

    Japan's equity market rose only 9.1% during the period. However, encouraging signs of a turnaround in Japan's economy appear to be taking place. Elsewhere in Asia, markets were volatile and underperformed other world markets as they experienced a slowdown in earnings growth while valuations remained high.

THE FIXED INCOME MARKETS

    Global bond performance improved during the period as the U.S. economy slowed from an early torrid pace and economies in Europe and Japan continued to languish. This allowed monetary policies in major countries to remain broadly stable, with the exception of the United Kingdom and Canada, where policies were tightened, and Australia, Italy and Spain, where policies were eased. Currency movements proved more significant than bond price movements, with the Yen appreciating strongly against all currencies as expanding Japanese trade surpluses have once more become a concern for the U.S. government. Contrarily, most European currencies weakened as the uncertainties surrounding the European Economic and Monetary Union (EMU) weighed heavily on market sentiment.

MONEY MARKET PORTFOLIO

    For the seven days ended June 30, 1997, the Portfolio's current yield was 4.31%, while its average weighted maturity (56 days as of June 30, 1997) was maintained five to 10 days above the IBC (Donaghue) average in response to economic data indicating low inflation with slight economic growth. Presently, we intend to keep the average weighted maturity at this level.

    As we enter the second half of 1997, the emerging view on the economy has been for a slowdown in growth rates. While bond market participants have, over the period, acquired a greater confidence in the Federal Reserve's management of monetary policy, more critically abetting the market's runup has been a widening perception that the Greenspan Fed is likely to be pragmatic--and not driven strictly by classical resource utilization-based economic thought that currently argues for aggressive monetary tightening. This, in fact, appears to be the case, as evidenced by the Federal Reserve's decision not to move on interest rates at the Federal Open Market Committee meeting on August 19, 1997.

    Going forward, every economic number released will be closely scrutinized. Inflation is always a concern and, as such, will be carefully monitored. Investment decisions for the Money Market Portfolio will continue to be dominated by credit, quality and liquidity. Although we are interested in maintaining higher yields, we will not do so by sacrificing the Portfolio's emphasis on security, quality and liquidity.

GROWTH PORTFOLIO

    Early in the period, the overall market focused mainly on larger capitalization, value-oriented names. Although the Growth Portfolio was approximately 60% invested in large-cap companies (over $1 billion stock market capitalization) in response to the liquidity-driven market during this period, it was not well-positioned in value-oriented names. Ultimately, performance suffered as a result.

    Mid-period, we re-examined the Portfolio's investment process, which led to the determination that the Portfolio's capitalization structure should be repositioned. As a result, the Portfolio's median market capitalization is now approximately $5 billion. In addition, several other changes were implemented: a new quantitative growth model was adopted, the purpose of which is to better identify when a stock should be purchased, sold or held; the Portfolio is now using the Standard & Poor's 500 Index industry weightings as guidelines to maintain diversification and exposure to the industries included in this Index; and cash is generally now limited to 10% of assets under normal market conditions.

    The new investment process has changed the Portfolio's profile substantially. As of June 30, 1997, the Portfolio had less than 15% of its portfolio in companies with less than $1 billion in market captitalization. Moreover, the Portfolio's performance, driven by a broader base of stocks, has improved substantially.

    Going forward, we expect to see continued strength in the stock market. Demand for stocks should persist as investors continue to place their 401(k) investments in stock mutual funds due to the limited appeal of other alternatives, such as bond and money market investments. This demand should filter down to some of the small- and mid-cap stocks, as well. However, after more than two years of double-digit stock market returns, individual and institutional investors should expect some moderation in the market's growth rate during the second half of 1997.

GLOBAL GROWTH PORTFOLIO

    Year-to-date, the Portfolio has returned 12.15% versus 15.45% for its benchmark index, the Morgan Stanley Capital International (MSCI) Index. This underperformance relative to the benchmark is in large part due to the Portfolio's underweighting in the U.S. market, which continued its rally during the period. The Portfolio's subadviser, GE Investment Management (GEIM), believes that other managers may have hedged to the U.S. dollar during the period which, given the strong U.S. dollar, would have enhanced portfolio performance. However, GEIM's philosophy is not to hedge due to the cost and what GEIM believes is a questionable long-term performance benefit.

    The Portfolio's underweighted position in Japan also contributed to its underperformance relative to its benchmark index. Japan saw a marked recovery during the quarter; helped by a rising Yen, the year-to-date return of Japan's equity market was 9.1%. However, excellent stock picking in Japan resulted in most of the Portfolio's holdings outperforming the MSCI Japan Index.

    Conversely, the Portfolio's overweighted position in Latin America, a market that was up 40.8% year-to-date, contributed positively to Portfolio performance. Portfolio returns were also helped by overweighted positions in Hong Kong and Switzerland.

    Going forward, GEIM remains cautious with regard to the U.S. and, therefore, will continue to underweight this market. As always, GEIM will continue to determine geographic weights by employing a bottom-up stock selection process based on growth at a reasonable price.

    By region, as of June 30, 1997, approximately 46.2% of the Portfolio was invested in Europe, 26.7% in North America, 9.7% in Japan, 6.5% in Asia, 5.6% in Latin America, 3.3% in the Pacific Rim, 1.2% in the Middle East and 0.8% in South Africa.

GLOBAL INCOME PORTFOLIO

    The Portfolio's performance benefited from its overweighting in the bond markets of Australia, Canada, the United Kingdom and Italy. However, its underweighted exposure to the Yen negatively impacted performance.

    During the period, the following changes were made to the Portfolio: we increased its overall duration (a measure of a portfolio's sensitivity to interest rates changes) by half a year with increased duration-weighted allocations to the Dollar Bloc nations (United States, Canada, Australia and New Zealand), the United Kingdom and Germany; we modestly increased the allocation to short-term Hungarian bonds; and we increased the Portfolio's currency positions in short-term Yen securities, and reduced hedges in European currencies and the Canadian dollar.

    Going forward, we believe it is unlikely that the U.S. economy will slow sufficiently to alleviate the market's fears; however, valuations in the U.S. Treasury market should remain attractive relative to other countries and other dollar-denominated corporate and emerging market debt. Therefore, we plan to maintain a neutral Treasury position.

    European economic growth should accelerate and broaden as the effects of the currently easy monetary conditions are felt. In Europe, we favor the United Kingdom as yields are attractive; furthermore, the central bank was recently granted independence, which should reduce the risk premium over time.

    By region, approximately 37.9% of the Portfolio was invested in Europe, 4.0% in Asia, 44.3% in North America, 1.2% in South America, 6.9% in New Zealand and 5.7% in Australia, as of June 30, 1997.

STRATEGIC FIXED INCOME PORTFOLIO

    During the period, the Portfolio followed an investment strategy that focused on yield-enhancing mortgage securities, while keeping the average duration of the Portfolio close to 5.5 years. Pacific Investment Management Company (PIMCO), the Portfolio's subadviser, particularly focused on mortgage pass-through securities. These instruments benefited from higher initial yields and from an environment where volatility and prepayment expectations declined.

    The Portfolio's duration was maintained slightly above that of its peers, a circumstance that hurt performance relative to both its benchmark, the Lehman Corporate Index, and short-term portfolios. However, the slightly negative impact of interest rate strategy was more than offset by the inclusion of mortgages as well as Treasury futures backed by cash equivalent securities--and underscores the importance of multiple sources of value-added in a fixed income portfolio.

    PIMCO continues to view the long-term environment for bond investing as attractive, given the view that inflation and real interest rates are headed lower over a three- to five-year time horizon. Near term, PIMCO believes economic growth for the latter half of 1997 will be somewhat below that expected by the market. Slower growth and continued low inflation should allow the Fed to maintain its current rate posture or, at worst, raise rates only one more time. Consequently, the Portfolio continues to be positioned for rate declines later in 1997, with the short-intermediate part of the yield curve likely to enjoy the largest declines. Security selection will continue to focus on the mortgage market, with low and current coupon pass-throughs, as well as select Collateralized Mortgage Obligations that are attractively valued.

BALANCED PORTFOLIO

    Early in the period, the Portfolio's allocation between stocks and bonds was 56%/44%, versus year-end 1996's stock/bond allocation of 64%/36%. We maintained an overweighting in financials (particularly the insurance industry) versus the S&P 500 Stock Index due to our belief that the sector will benefit from stable to positive economic growth. The Portfolio's capital goods position also continued to be slightly overweighted, as we expect this sector to benefit from increased export growth to the Far East and Europe.

    Later in the period, the Portfolio's allocation between stocks and bonds was adjusted to 64% stocks, 30% bonds and 6% cash--in line with normal weightings. While current stock valuations were high by any historical standard, they were not great enough to trigger an asset allocation change in the Portfolio.

    While the market appears to be fully valued, the supply/demand relationship continues to favor market strength. Demand for stocks should be sustained at high levels due to continual money flows into stock mutual funds through 401(k) contributions, corporate share repurchases and merger and acquisition activity. However, the history of the U.S. stock market suggests that, after more than two years of double-digit stock market returns, both individual and institutional investors should expect some moderation in the market's growth rate through the remainder of 1997.

GROWTH AND INCOME PORTFOLIO

    Early in the period, rising stock prices and volatility brought about by forecasts of overall earnings disappointments created an unfavorable environment for the technology sector, hurting the Portfolio's overall performance. However, we chose to maintain our overweighting in this sector, as we believed technology stocks would see higher growth rates than many other sectors and valuations would become more attractive. In the second half of the period this was in fact the case, and the Portfolio benefited as a result.

    The Portfolio also maintained an overweighting in the financial sector, due to our belief that this sector would benefit from a low inflation, reasonably moderate-growth environment. Alternately, cyclicals such as basic industry were underweighted because, in our opinion, these companies do not have the flexibility to pass on cost increases for raw materials or commodities to the end user.

    Going forward, we believe the economy will sustain a slow growth, low inflation profile. While the market appears fully valued, the supply/demand relationship continues to favor market strength. Demand for stocks should be sustained at high levels due to continual money flows into stock mutual funds through 401(k) contributions, corporate share repurchases and merger and acquisitions activity. Additionally, companies have taken control of their cost structures and are not experiencing any significant pricing pressures in the way of employment costs or basic materials. Thus, they have been able to maintain high profit margins. We expect earnings will continue to come in better than expected through the rest of this year, making these valuations reasonable.

AGGRESSIVE GROWTH PORTFOLIO

    During the period, and for the first time since early in 1996, the market broadened to the extent that smaller and mid-capitalization stocks kept pace with large cap stocks. Also encouraging was the fact that growth stocks kept pace with value stocks. In short, there was wider participation in the market during the period, as opposed to the very narrow, blue chip market leadership that has been prevalent over the past several quarters.

    However, the market continues to focus on companies with moderate earnings growth, dividends and valuations. Growth stock investing is founded on the relationship between earnings and price; a company's stock price is ultimately driven by the earnings or profitability of the company itself. In seeking superior investment results, the Portfolio's subadviser, Nicholas-Applegate Capital Management, attempts to invest in those companies that it believes have the best prospects for continued earnings acceleration. Although the subadviser's success rate is very high, the market does not always embrace high-growth stocks. However, the subadviser's experience is that consistent investment in these companies will be rewarded with superior returns over time.

    Therefore, the Portfolio will remain fully invested in high-growth companies at all times. The market over the past three years has been liquidity-driven, and index funds have become the new "momentum stocks." A return to a focus on fundamental earnings strength could cause a dramatic shift in market leadership, one which should benefit the Portfolio. The subadviser sees such factors as a low interest rate environment, the prospects for a capital gains tax cut, extreme oversold conditions in the lower-tier markets and very attractive valuations (within the subadviser's investment style) as presenting a strong case for such a shift. Most importantly, recent indications are that such a change in market leadership may be in progress.

HIGH GRADE FIXED INCOME PORTFOLIO

    Early in the period, the bond market was on a positive return path as inflation statistics remained benign and the consensus attitude was that strong economic growth seen in the prior quarter would not continue. However, this notion began unraveling as evidence to the contrary emerged. As a result, for the three months ended March 31, 1997, the bond market produced negative price returns across nearly all sectors. Bond market performance fared much better during the latter part of the period, as low inflation and slowing economic growth, combined with bullish technicals, resulted in positive returns in all sectors. These returns effectively offset the negative returns experienced in the first three months of the period. Additionally, yields across all maturities declined, with two-, 10- and 30-year yields dropping 35, 40 and 32 basis points, respectively.

    Throughout the period, the Portfolio remained overweighted in corporates and mortgage-backed securities (MBS), taking advantage of strong company fundamentals and low volatility, thus enhancing the Portfolio's yield.

    Going forward, we believe that the fundamentals are in place for above-trend growth. Furthermore, a tight labor market and increased utilization rates will probably heighten inflation fears. Under these conditions, we believe the Fed will lean toward a tightening by year-end. Therefore, we will maintain a defensive stance with regard to the Portfolio's structure, and will continue to overweight in corporates and MBS in pursuit of higher yield.

    Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support, and welcome any comments or questions you may have.

Sincerely,

        [SIG]                                  [SIG]
DENNIS HESS                                    MARGO ALEXANDER
Chairman and Chief Executive Officer,          President,
PaineWebber Life Insurance Company             Mitchell Hutchins Asset Management Inc.

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PaineWebber Series Trust
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Portfolios of Investments
June 30, 1997 (unaudited)
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MONEY MARKET PORTFOLIO
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
PRINCIPAL
 AMOUNT                                                                         MATURITY            INTEREST
  (000)                                                                          DATES               RATES           VALUE
---------                                                                 --------------------  ----------------  -----------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS--5.99%
 $  200     Federal Home Loan Bank......................................  10/16/97 to 06/25/98  5.900 to 6.040%   $   200,000
    250     Federal National Mortgage Association.......................        02/18/98             5.500            249,524
    250     U.S. Treasury Notes.........................................        03/31/98             6.125            250,599
                                                                                                                  -----------
Total U.S. Government and Agency Obligations
(cost--$700,123)........................................................                                              700,123
                                                                                                                  -----------
BANK NOTES (DOMESTIC)--7.70%
    200     BankAmerica Corp............................................        07/15/97             6.000            199,996
    500     Fifth Third Bank Northwestern Ohio..........................        07/08/97             5.670            500,001
    200     Lasalle National Bank Chicago Illinois......................        04/13/98             6.230            200,000
                                                                                                                  -----------
Total Bank Notes (cost--$899,997).......................................                                              899,997
                                                                                                                  -----------
CERTIFICATE OF DEPOSIT--6.42%
DOMESTIC--2.14%
    250     Morgan Guaranty Trust Co....................................        03/19/98             5.910            249,932
YANKEE--4.28%
    500     Societe Generale............................................  07/14/97 to 01/06/98   5.700 to 5.720       499,944
                                                                                                                  -----------
Total Certificate of Deposits (cost--$749,876)..........................                                              749,876
                                                                                                                  -----------
COMMERCIAL PAPER@--74.22%
ASSET-BACKED--7.02%
    421     Delaware Funding Corp.......................................        07/07/97             5.580            420,608
    400     Triple-A One Funding Corp...................................        07/15/97             5.570            399,134
                                                                                                                  -----------
                                                                                                                      819,742
                                                                                                                  -----------
BANKING--11.03%
    500     Cregem North America Inc....................................        07/11/97             5.640            499,217
    400     Nordbanken North America Inc................................        12/11/97             5.620            389,821
    400     Unifunding..................................................        07/03/97             5.540            399,877
                                                                                                                  -----------
                                                                                                                    1,288,915
                                                                                                                  -----------
BROKER-DEALER--8.77%
    525     Lehman Brothers Holdings Inc................................        07/01/97             6.500            525,000
    501     Merrill Lynch & Company Inc.................................  07/18/97 to 07/22/97       5.560            499,438
                                                                                                                  -----------
                                                                                                                    1,024,438
                                                                                                                  -----------
BUSINESS SERVICES--3.41%
    400     Block Financial Corp........................................        07/18/97             5.600            398,942
                                                                                                                  -----------
COMPUTER--4.26%
    500     IBM Credit Corp.............................................        07/24/97             5.530            498,234
                                                                                                                  -----------
ELECTRONICS--3.86%
    451     Vermont American Corp.......................................        07/07/97             5.490            450,587
                                                                                                                  -----------
ENERGY--3.41%
    400     Mobil Australia Finance Co..................................        07/21/97             5.520            398,773
                                                                                                                  -----------
FINANCE-CONDUIT--3.40%
    400     ANZ (Delaware) Inc..........................................        08/19/97             5.270            397,131
                                                                                                                  -----------
FINANCE-DIVERSIFIED--3.42%
    400     Barclays US Funding Corp....................................        07/07/97             5.550            399,630
                                                                                                                  -----------
FINANCE-INDEPENDENT--3.55%
    415     National Rural Utilities Cooperative Finance Corp...........        07/07/97             5.530            414,618
                                                                                                                  -----------
FINANCE-INSURANCE--4.26%
    500     American General Capital Services...........................        07/25/97             5.520            498,160
                                                                                                                  -----------
FINANCE-RETAIL--4.26%
    500     American Express Credit Corp................................        07/23/97             5.530            498,310
                                                                                                                  -----------

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PaineWebber Series Trust
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MONEY MARKET PORTFOLIO
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
PRINCIPAL
 AMOUNT                                                                         MATURITY            INTEREST
  (000)                                                                          DATES               RATES           VALUE
---------                                                                 --------------------  ----------------  -----------
COMMERCIAL PAPER@--(CONCLUDED)
FINANCE SUBSIDIARY--4.27%
 $  500     Creditanstalt Finance Inc...................................        07/17/97             5.560%       $   498,764
                                                                                                                  -----------
FOOD, BEVERAGE & TOBACCO--4.17%
    100     BAT Capital Corp............................................        07/22/97             5.570             99,675
    388     Heinz (HJ) Co...............................................        07/11/97             5.560            387,401
                                                                                                                  -----------
                                                                                                                      487,076
                                                                                                                  -----------
INSURANCE--0.86%
    100     Prudential Funding Corp.....................................        07/01/97             5.550            100,000
                                                                                                                  -----------
TELECOMMUNICATIONS--4.27%
    500     MCI Communications Corp.....................................        07/07/97             5.600            499,533
                                                                                                                  -----------
Total Commercial Paper (cost--$8,672,853)...............................                                            8,672,853
                                                                                                                  -----------
SHORT-TERM CORPORATE OBLIGATIONS--6.00%
AUTOMOTIVE--2.15%
    250     Ford Motor Credit Co. MTN...................................        02/05/98             6.450            250,859
                                                                                                                  -----------
BROKER-DEALER--1.71%
    200     Bear Stearns Companies Inc.*................................        02/06/98             5.400            200,000
                                                                                                                  -----------
FINANCE-DIVERSIFIED--2.14%
    250     Associates Corp. North America..............................        02/01/98             6.125            249,883
                                                                                                                  -----------
Total Short-Term Corporate Obligations (cost--$700,742).................                                              700,742
                                                                                                                  -----------
Total Investments (cost--$11,723,591)--100.33%..........................                                           11,723,591

Liabilities in excess of other assets--(0.33)%..........................                                              (38,972)
                                                                                                                  -----------
Net Assets--100.00%.....................................................                                          $11,684,619
                                                                                                                  -----------
                                                                                                                  -----------

---------------

* Variable rate security--Maturity dates reflect earlier of reset dates or stated maturity. The interest rates shown are the current rates as of June 30, 1997.

@    Interest rates shown are discount rates at date of purchase.

MTN  Medium Term Note

                       Weighted average maturity--56 days

                 See accompanying notes to financial statements

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PaineWebber Series Trust
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--------------------------------------------------------------------------------
GROWTH PORTFOLIO
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
NUMBER OF
  SHARES                                                                                                                 VALUE
----------                                                                                                            -----------
COMMON STOCKS--84.79%
AGRICULTURE, FOOD & BEVERAGE--2.66%
   12,000   The Coca-Cola Co........................................................................................  $   810,000
    6,000   Pepsico Inc.............................................................................................      225,375
                                                                                                                      -----------
                                                                                                                        1,035,375
                                                                                                                      -----------

AIRLINES--0.43%
    1,800   AMR Corp.*..............................................................................................      166,500
                                                                                                                      -----------
APPAREL, RETAIL--0.43%
    7,000   Woolworth Corp.*........................................................................................      168,000
                                                                                                                      -----------

BANKS--1.54%
    3,500   Charter One Financial Inc...............................................................................      188,562
    1,850   Chase Manhattan Corp....................................................................................      179,566
    2,500   First Union Corp........................................................................................      231,250
                                                                                                                      -----------
                                                                                                                          599,378
                                                                                                                      -----------

CHEMICALS--3.81%
   12,500   Cytec Industries Inc.*..................................................................................      467,187
    7,000   IMC Global Inc..........................................................................................      245,000
   16,200   Sealed Air Corp.*.......................................................................................      769,500
                                                                                                                      -----------
                                                                                                                        1,481,687
                                                                                                                      -----------
COMPUTER HARDWARE--3.75%
    6,000   Cisco Systems Inc.*.....................................................................................      402,750
    2,300   Compaq Computer Corp.*..................................................................................      228,275
    2,200   Dell Computer Corp.*....................................................................................      258,224
    5,000   EMC Corp.*..............................................................................................      195,000
   10,000   Sun Microsystems Inc.*..................................................................................      372,187
                                                                                                                      -----------
                                                                                                                        1,456,436
                                                                                                                      -----------

COMPUTER SOFTWARE--4.11%
    5,000   Cadence Design Systems Inc.*............................................................................      167,500
    3,000   Computer Associates International Inc...................................................................      166,875
    1,500   Microsoft Corp.*........................................................................................      189,563
    4,000   Oracle Systems Corp.*...................................................................................      201,500
   70,000   Playnet Technologies Inc.* (2)..........................................................................      350,000
   15,926   Sterling Commerce Inc.*.................................................................................      523,567
                                                                                                                      -----------
                                                                                                                        1,599,005
                                                                                                                      -----------

CONSUMER DURABLES--0.05%
    1,000   Furniture Brands International Inc.*....................................................................       19,312
                                                                                                                      -----------
DEFENSE/AEROSPACE--1.29%
    3,000   McDonnell Douglas Corp..................................................................................      205,500
    5,000   Precision Castparts Corp................................................................................      298,125
                                                                                                                      -----------
                                                                                                                          503,625
                                                                                                                      -----------

DIVERSIFIED RETAIL--0.68%
   11,200   Knoll Inc.*.............................................................................................      266,000
                                                                                                                      -----------

NUMBER OF
  SHARES                                                                                                                 VALUE
----------                                                                                                            -----------

DRUGS & MEDICINE--6.74%
    6,000   Amgen, Inc.*............................................................................................  $   348,750
   14,000   Elan Corp. PLC, ADS* (1)................................................................................      633,500
   13,000   Teva Pharmaceutical Industries Ltd., ADS................................................................      841,750
   10,000   Triangle Pharmaceuticals Inc.*..........................................................................      248,750
   13,000   Watson Pharmaceuticals, Inc.*...........................................................................      549,250
                                                                                                                      -----------
                                                                                                                        2,622,000
                                                                                                                      -----------

ELECTRIC UTILITIES--0.11%
    1,600   Qwest Communications International Inc..................................................................       43,600
                                                                                                                      -----------

ELECTRICAL EQUIPMENT--1.79%
    4,000   Motorola Inc............................................................................................      304,000
    2,500   SCI Systems Inc.*.......................................................................................      159,375
    6,500   Waters Corp.*...........................................................................................      233,188
                                                                                                                      -----------
                                                                                                                          696,563
                                                                                                                      -----------

ELECTRICAL POWER--0.68%
   10,500   Alcatel Alsthom, ADR....................................................................................      265,125
                                                                                                                      -----------

ENERGY RESERVES & PRODUCTION--1.74%
    7,500   Lomak Petroleum Inc.*...................................................................................      133,594
    3,600   Royal Dutch Petroleum Co................................................................................      195,750
    9,000   Unocal Corp.............................................................................................      349,312
                                                                                                                      -----------
                                                                                                                          678,656
                                                                                                                      -----------

ENTERTAINMENT--3.53%
   20,000   Cinar Films Inc.*.......................................................................................      650,000
   15,000   Time Warner Inc.........................................................................................      723,750
                                                                                                                      -----------
                                                                                                                        1,373,750
                                                                                                                      -----------

ENVIRONMENTAL SERVICES--0.96%
   15,000   Republic Industries Inc.* (1)...........................................................................      373,125
                                                                                                                      -----------

FINANCIAL SERVICES--4.87%
    4,000   American Express Co.....................................................................................      298,000
    8,000   Federal Home Loan Mortgage Corp.........................................................................      275,000
   12,500   Federal National Mortgage Association...................................................................      546,874
    9,000   MBNA Corp...............................................................................................      329,063
    3,500   Student Loan Marketing Association......................................................................      444,500
                                                                                                                      -----------
                                                                                                                        1,893,437
                                                                                                                      -----------

FOOD RETAIL--0.95%
    8,000   Safeway Inc.*...........................................................................................      369,000
                                                                                                                      -----------

GAS UTILITY--0.36%
    4,600   MCN Energy Group Corp...................................................................................      140,875
                                                                                                                      -----------

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GROWTH PORTFOLIO
--------------------------------------------------------------------------------

NUMBER OF
  SHARES                                                                                                                 VALUE
----------                                                                                                            -----------
COMMON STOCKS--(CONTINUED)
HOTELS--4.05%
   30,000   Extended Stay America Inc.*.............................................................................  $   472,500
   19,000   HFS Inc.*...............................................................................................    1,102,000
                                                                                                                      -----------
                                                                                                                        1,574,500
                                                                                                                      -----------

INDUSTRIAL PARTS--1.41%
    6,000   Illinois Tool Works, Inc................................................................................      299,625
    3,000   United Technologies Corp................................................................................      249,000
                                                                                                                      -----------
                                                                                                                          548,625
                                                                                                                      -----------

INDUSTRIAL SERVICES/SUPPLIES--2.00%
   10,000   ADT Ltd.*...............................................................................................      332,500
   12,500   CUC International, Inc.*................................................................................      322,656
    5,000   Watsco Inc..............................................................................................      125,000
                                                                                                                      -----------
                                                                                                                          780,156
                                                                                                                      -----------

INFORMATION & COMPUTER SERVICES--3.06%
    6,000   HBO & Co................................................................................................      413,250
    6,500   Keane Inc...............................................................................................      338,000
   12,500   Princeton Video Image                                                                                         437,500
              Inc. (2)..............................................................................................
                                                                                                                      -----------
                                                                                                                        1,188,750
                                                                                                                      -----------

LIFE INSURANCE--1.52%
    5,000   SunAmerica Inc..........................................................................................      243,750
    5,500   The Travelers Group, Inc................................................................................      346,844
                                                                                                                      -----------
                                                                                                                          590,594
                                                                                                                      -----------
LONG DISTANCE & PHONE COMPANIES--3.13%
   15,000   Teleport Communications Inc.*...........................................................................      511,875
   22,000   WorldCom Inc.*..........................................................................................      704,000
                                                                                                                      -----------
                                                                                                                        1,215,875
                                                                                                                      -----------

MANUFACTURING--HIGH TECHNOLOGY--0.73%
    1,500   ASM Lithography Holdings N.V............................................................................       87,750
    4,000   KLA Instruments Corp.*..................................................................................      195,000
                                                                                                                      -----------
                                                                                                                          282,750
                                                                                                                      -----------
MEDIA--4.15%
    8,000   Clear Channel Communications............................................................................      492,000
   22,500   Liberty Media Group, Series A*..........................................................................      534,375
   11,500   Outdoor Systems Inc.*...................................................................................      438,438
   10,000   Tele-Communications, Inc. Class A*......................................................................      148,750
                                                                                                                      -----------
                                                                                                                        1,613,563
                                                                                                                      -----------

MEDICAL PRODUCTS--0.53%
    3,200   Johnson & Johnson.......................................................................................      206,000
                                                                                                                      -----------
NUMBER OF
  SHARES                                                                                                                 VALUE
----------                                                                                                            -----------

MEDICAL PROVIDERS--2.39%
   27,000   Phycor Inc.*............................................................................................  $   929,813
                                                                                                                      -----------

MINING & METALS--0.96%
    5,000   Potash Corp. of Saskatchewan Inc........................................................................      375,313
                                                                                                                      -----------

MOTOR VEHICLES--0.57%
    5,000   Lear Corp.*.............................................................................................      221,875
                                                                                                                      -----------

OIL REFINING--0.96%
    5,000   British Petroleum PLC, ADR..............................................................................      374,375
                                                                                                                      -----------

OIL SERVICES--5.89%
   10,000   Camco International Inc.................................................................................      542,500
    8,000   EVI Inc.................................................................................................      336,000
    5,000   Ensco International Inc.*...............................................................................      263,750
   19,000   Global Marine Inc.*.....................................................................................      441,750
    5,000   Halliburton Co..........................................................................................      396,250
    2,500   Schlumberger Ltd........................................................................................      312,500
                                                                                                                      -----------
                                                                                                                        2,292,750
                                                                                                                      -----------

OTHER INSURANCE--1.37%
    2,000   American International Group Inc........................................................................      298,250
    5,000   Everest Reinsurance Holdings Inc........................................................................      196,875
      750   MGIC Investment Corp....................................................................................       35,953
                                                                                                                      -----------
                                                                                                                          531,078
                                                                                                                      -----------

PUBLISHING--1.84%
    1,500   Gannett, Inc............................................................................................      148,125
   25,000   Getty Communications plc, ADR*..........................................................................      368,750
    4,000   New York Times Co., Class A.............................................................................      198,000
                                                                                                                      -----------
                                                                                                                          714,875
                                                                                                                      -----------

RAILROADS--0.84%
   11,500   Canadian Pacific Ltd....................................................................................      327,031
                                                                                                                      -----------

REAL PROPERTY--1.77%
    1,400   Boston Properties Inc.*.................................................................................       38,063
    1,000   Crescent Operating Inc.*................................................................................       12,000
   10,000   Crescent Real Estate Equities...........................................................................      317,500
    7,500   Starwood Lodging Trust..................................................................................      320,156
                                                                                                                      -----------
                                                                                                                          687,719
                                                                                                                      -----------

SEMICONDUCTOR--1.37%
    4,000   Applied Materials, Inc.*................................................................................      283,250
    1,750   Intel Corp..............................................................................................      248,172
                                                                                                                      -----------
                                                                                                                          531,422
                                                                                                                      -----------

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GROWTH PORTFOLIO
--------------------------------------------------------------------------------

NUMBER OF
  SHARES                                                                                                                 VALUE
----------                                                                                                            -----------
COMMON STOCKS--(CONCLUDED)
SPECIALTY RETAIL--5.00%
   25,000   General Nutrition Companies, Inc.*......................................................................  $   700,000
    2,500   Home Depot Inc..........................................................................................      172,344
   33,000   Staples, Inc.* (1)......................................................................................      767,250
    3,500   Tiffany & Co............................................................................................      161,438
    7,500   Viking Office Products, Inc.*...........................................................................      142,500
                                                                                                                      -----------
                                                                                                                        1,943,532
                                                                                                                      -----------

THRIFT--0.77%
    5,000   Washington Mutual Inc.* (1).............................................................................      298,750
                                                                                                                      -----------
Total Common Stocks (cost--$21,577,953).............................................................................   32,980,795
                                                                                                                      -----------
NUMBER OF
  SHARES                                                                                                                 VALUE
----------                                                                                                            -----------

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED--4.79%
1,430,371   Liquid Assets Portfolio.................................................................................  $ 1,430,371
  432,454   TempCash Portfolio......................................................................................      432,454
                                                                                                                      -----------
Total Investments of Cash Collateral for Securities Loaned (cost--$1,862,825).......................................    1,862,825
                                                                                                                      -----------

  PRINCIPAL
   AMOUNT                                                                     MATURITY              INTEREST
    (000)                                                                      DATES                  RATES
  ---------                                                             --------------------  ---------------------
  U.S. GOVERNMENT OBLIGATIONS--15.37%
     $6,000   U.S. Treasury Bills (cost--$5,977,279)..................  07/17/97 to 08/28/97    4.810 to 4.960%@        5,977,279
                                                                                                                      -----------
  REPURCHASE AGREEMENT--0.92%
        355   Repurchase Agreement dated 06/30/97 with State
                Street Bank & Trust Co., collateralized by
                $362,694 U.S. Treasury Notes, 6.250%, due
                03/31/99; proceeds: $355,049 (cost--$355,000).........        07/01/97                5.000               355,000
                                                                                                                      -----------
  Total Investments (cost--$29,773,057)--105.87%......................                                                 41,175,899

  Liabilities in excess of other assets--(5.87)%......................                                                 (2,281,382)
                                                                                                                      -----------
  Net Assets--100.00%.................................................                                                $38,894,517
                                                                                                                      -----------
                                                                                                                      -----------

---------------

*     Non-income producing security

@    Interest rates shown are discount rates at date of purchase.

ADR  American Depositary Receipt

ADS   American Depositary Shares

(1)    Security, or a portion thereof, was on loan at June 30, 1997.

(2)    Illiquid securities represent 2.02% of Net Assets.

                 See accompanying notes to financial statements

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GLOBAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                VALUE
---------                                                           -----------
COMMON STOCKS--98.35%
AUSTRALIA--1.79%
BEVERAGES--0.64%
  12,414   Coca Cola Amatil Ltd. .................................  $   161,368
                                                                    -----------
FINANCIAL SERVICES--0.09%
   8,839   Colonial Ltd. .........................................       22,579
                                                                    -----------
FOOD--1.06%
 144,591   Burns, Philp & Co., Ltd. ..............................      268,816
                                                                    -----------
Total Australia Common Stocks.....................................      452,763
                                                                    -----------
AUSTRIA--2.00%
ENGINEERING SERVICES--1.52%
   2,106   VA Technologie AG......................................      385,403
                                                                    -----------
OIL & GAS--0.48%
     943   OMV AG.................................................      120,794
                                                                    -----------
Total Austria Common Stocks.......................................      506,197
                                                                    -----------
CANADA--1.11%
ENERGY--0.42%
   3,833   Renaissance Energy Ltd. ...............................      106,584
                                                                    -----------
MACHINERY (DIVERSIFIED)--0.69%
   7,667   Bombardier Inc. .......................................      173,777
                                                                    -----------
Total Canada Common Stocks........................................      280,361
                                                                    -----------
CROATIA--0.12%
PHARMACEUTICAL--0.12%
   1,804   Pliva D.D. GDR*........................................       29,315
                                                                    -----------
FINLAND--2.92%
FINANCIAL SERVICES--0.55%
  41,635   Merita Ltd. ...........................................      138,710
                                                                    -----------
MANUFACTURING--0.75%
  11,088   Valmet Corp. ..........................................      191,748
                                                                    -----------
MULTI-LINE INSURANCE--1.62%
   4,215   Sampo Vakuutusosak.....................................      409,913
                                                                    -----------
Total Finland Common Stocks.......................................      740,371
                                                                    -----------
FRANCE--7.83%
AUTOMOTIVE--1.87%
   3,894   Michelin...............................................      233,838
   3,841   Valeo S.A. ............................................      238,563
                                                                    -----------
                                                                        472,401
                                                                    -----------
CONSTRUCTION--0.39%
     968   Lyonnaise Des Eaux S.A. ...............................       97,513
                                                                    -----------
ELECTRONICS--0.47%
   2,237   Schneider S.A. ........................................      119,069
                                                                    -----------
ENERGY--1.86%
   4,666   Total S.A. (Class B)...................................      471,626
                                                                    -----------
FINANCIAL SERVICES--0.58%
   2,380   AXA....................................................      148,024
                                                                    -----------

NUMBER OF
 SHARES                                                                VALUE
---------                                                           -----------

FRANCE--(CONCLUDED)
OIL-FIELD SERVICE--1.13%
   9,469   Coflexip S.A. ADR......................................  $   285,254
                                                                    -----------
RETAIL--1.53%
     533   Carrefour S.A. ........................................      387,095
                                                                    -----------
Total France Common Stocks........................................    1,980,982
                                                                    -----------
GERMANY--5.37%
CHEMICALS--0.64%
   4,418   BASF AG................................................      163,259
                                                                    -----------
DIVERSIFIED INDUSTRIES--0.91%
   3,866   Siemens AG.............................................      229,531
                                                                    -----------
ENERGY--1.11%
   5,000   Veba AG................................................      280,947
                                                                    -----------
MACHINERY (DIVERSIFIED)--1.53%
     867   Mannesmann AG..........................................      386,250
                                                                    -----------
MEDICAL EQUIPMENT--0.42%
   1,208   Fresenius Medical Care AG*.............................      106,664
                                                                    -----------
PHARMACEUTICAL--0.76%
   2,832   Gehe AG................................................      193,227
                                                                    -----------
Total Germany Common Stocks.......................................    1,359,878
                                                                    -----------
GREECE--0.54%
BANKING--0.54%
   2,001   Alpha Credit Bank......................................      136,159
                                                                    -----------
HONG KONG--3.84%
BROADCASTING--0.21%
  12,000   Television Broadcasting Ltd. ..........................       53,903
                                                                    -----------
ELECTRONICS--0.28%
  23,500   Johnson Electric Holdings..............................       70,070
                                                                    -----------
FINANCIAL SERVICES--2.32%
  18,000   Cheung Kong Holdings Ltd. .............................      177,739
  13,629   HSBC Holdings..........................................      409,892
                                                                    -----------
                                                                        587,631
                                                                    -----------
REAL ESTATE--0.28%
  12,000   New World Developement Ltd. ...........................       71,560
                                                                    -----------
RETAIL--0.75%
 277,000   Giordano International Ltd. ...........................      189,498
                                                                    -----------
Total Hong Kong Common Stocks.....................................      972,662
                                                                    -----------
INDONESIA--1.97%
AUTOMOTIVE--1.89%
  91,500   Astra International....................................      376,233
  88,500   Steady Safe............................................      103,711
                                                                    -----------
                                                                        479,944
                                                                    -----------
CERAMIC PRODUCTS--0.08%
  37,000   Mulia Industrindo......................................       19,398
                                                                    -----------
Total Indonesia Common Stocks.....................................      499,342
                                                                    -----------

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GLOBAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                VALUE
---------                                                           -----------
COMMON STOCKS--(CONTINUED)
ISRAEL--1.41%
COMPUTER SOFTWARE & SERVICES--0.25%
   1,964   Tecnomatix Technologies Ltd. ..........................  $    63,830
                                                                    -----------
TELECOMMUNICATIONS--1.16%
   9,882   ECI Telecommunications Ltd. ...........................      293,989
                                                                    -----------
Total Israel Common Stocks........................................      357,819
                                                                    -----------
ITALY--3.82%
ENERGY--0.58%
  29,606   Edison.................................................      147,284
                                                                    -----------
FURNITURE/HOME APPLIANCES--1.06%
  10,492   Industrie Natuzzi SPA ADR..............................      268,857
                                                                    -----------
OIL & GAS--0.35%
  15,699   ENI....................................................       88,907
                                                                    -----------
TELECOMMUNICATIONS--1.83%
 142,652   Telecom Italia Mobilare................................      461,638
                                                                    -----------
Total Italy Common Stocks.........................................      966,686
                                                                    -----------
JAPAN--9.73%
AUTOMOTIVE--1.11%
   6,000   Honda Motor Co. .......................................      180,597
   8,000   Suzuki Motor Corp., Ltd. ..............................      101,204
                                                                    -----------
                                                                        281,801
                                                                    -----------
COMPUTER SOFTWARE & SERVICES--1.22%
       8   NTT Data Corp. ........................................      309,196
                                                                    -----------
ELECTRONICS--3.17%
  16,000   Canon Inc. ............................................      435,526
   4,200   Sony Corp. ............................................      366,062
                                                                    -----------
                                                                        801,588
                                                                    -----------
EQUIPMENT--0.82%
   2,000   Rohm Co. Ltd. .........................................      205,898
                                                                    -----------
FINANCIAL SERVICES--1.18%
  12,245   Credit Saison Co. Ltd. (1).............................      299,127
                                                                    -----------
TELECOMMUNICATIONS--2.23%
      52   DDI Corp. Inc. ........................................      383,807
  13,000   NEC Corp...............................................      181,469
                                                                    -----------
                                                                        565,276
                                                                    -----------
Total Japan Common Stocks.........................................    2,462,886
                                                                    -----------
MALAYSIA--0.48%
BANKING--0.48%
  19,600   AMMB Holdings Berhad...................................      121,918
                                                                    -----------
MEXICO--1.26%
BANKING--0.53%
  13,374   Grupo Financiero Bancomer ADR+ (1).....................      133,740
                                                                    -----------
FOOD--0.22%
  11,853   Gruma S.A. de C.V.*....................................       55,182
                                                                    -----------
NUMBER OF
 SHARES                                                                VALUE
---------                                                           -----------

MEXICO--(CONCLUDED)
TELECOMMUNICATIONS--0.51%
  15,414   Grupo Carso, S.A. de C.V. (Series A)...................  $   107,641
   1,596   Grupo Carso, S.A. de C.V. ADR..........................       22,504
                                                                    -----------
                                                                        130,145
                                                                    -----------
Total Mexico Common Stocks........................................      319,067
                                                                    -----------
NETHERLANDS--2.87%
ENTERTAINMENT--1.00%
   4,832   Polygram N.V. .........................................      253,551
                                                                    -----------
FINANCIAL SERVICES--1.87%
  10,232   Internationale Nederlander Groep N.V. .................      471,749
                                                                    -----------
Total Netherlands Common Stocks...................................      725,300
                                                                    -----------
NORWAY--0.49%
COMMERCIAL SERVICES--0.03%
   1,697   Petroleum Geo-Service ASA*.............................       81,734
                                                                    -----------
OIL & GAS--0.46%
   2,232   Saga Petroleum.........................................       42,330
                                                                    -----------
Total Norway Common Stocks........................................      124,064
                                                                    -----------
PANAMA--1.76%
AGRICULTURE, FOOD & BEVERAGES--1.09%
   8,438   Panamerican Beverages, Inc. ADR Class A................      277,399
                                                                    -----------
BANKING--0.67%
   3,911   Banco Latinoamericano de Exportaciones S.A. ADR........      168,662
                                                                    -----------
Total Panama Common Stocks........................................      446,061
                                                                    -----------
PERU--1.19%
TELECOMMUNICATIONS--1.19%
  11,498   Telefonica Del Peru S.A. ADR...........................      301,104
                                                                    -----------
PHILIPPINES--1.02%
BREWERY--0.77%
  73,710   San Miguel Corp. (1)...................................      194,224
                                                                    -----------
TELECOMMUNICATIONS--0.25%
 125,400   Philippino Telegraph & Telephone Corp.*................       62,995
                                                                    -----------
Total Philippines Common Stocks...................................      257,219
                                                                    -----------
PORTUGAL--1.82%
BANKING--0.50%
   6,643   Banco Commerce Portugues International Ltd.............      125,455
                                                                    -----------
RETAIL--0.96%
   5,796   Sonae Investimentos....................................      242,332
                                                                    -----------
SERVICES--0.22%
     669   Telecel Comunicacaoes Pessoais*........................       55,493
                                                                    -----------

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GLOBAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                VALUE
---------                                                           -----------
COMMON STOCKS--(CONTINUED)
PORTUGAL--(CONCLUDED)
UTILITIES--0.14%
   2,000   Electricidade De Portugal..............................  $    36,702
                                                                    -----------
Total Portugal Common Stocks......................................      459,982
                                                                    -----------
SOUTH AFRICA--0.83%
COMPUTER SOFTWARE & SERVICES--0.26%
  16,591   Dimension Data Holdings Ltd. ..........................       65,823
                                                                    -----------
STEEL--0.57%
 218,766   South African Iron & Steel Industrial Corp. ...........      144,654
                                                                    -----------
Total South Africa Common Stocks..................................      210,477
                                                                    -----------
SOUTH KOREA--0.64%
BANKING--0.30%
   3,340   Kook Min Bank..........................................       63,532
     544   Kook Min Bank GDR*.....................................       11,832
                                                                    -----------
                                                                         75,364
                                                                    -----------
ENERGY--0.34%
   2,930   Korea Electric Power Corp. ............................       87,438
                                                                    -----------
Total South Korea Common Stocks...................................      162,802
                                                                    -----------
SPAIN--1.68%
BANKING--0.62%
   5,121   Banco Santander S.A. ..................................      157,783
                                                                    -----------
OIL & GAS--1.06%
   6,327   Repsol S.A. ...........................................      267,507
                                                                    -----------
Total Spain Common Stocks.........................................      425,290
                                                                    -----------
SWEDEN--1.21%
AUTOMOTIVE MANUFACTURING--1.21%
   7,978   Autoliv Inc. ..........................................      306,826
                                                                    -----------
SWITZERLAND--8.02%
BUILDING PRODUCTS--CEMENT--0.38%
     102   Holderbank Financiere Glarus AG........................       96,341
                                                                    -----------
DIVERSIFIED-INDUSTRIAL--1.94%
     324   ABB AG.................................................      490,438
                                                                    -----------
DRUGS & MEDICINE--2.84%
     449   Novartis AG............................................      717,785
                                                                    -----------
MULTI-LINE INSURANCE--0.87%
     554   Zuerich Versicherungs..................................      220,462
                                                                    -----------
PHARMACEUTICAL--0.71%
      20   Roche Holdings AG......................................      180,890
                                                                    -----------
REINSURANCE--0.41%
      73   Schweizerische Rueckversicherungs......................      103,250
                                                                    -----------
NUMBER OF
 SHARES                                                                VALUE
---------                                                           -----------

SWITZERLAND--(CONCLUDED)
SPECIALTY RETAIL--0.87%
   1,468   Tag Heuer*.............................................  $   220,200
                                                                    -----------
Total Switzerland Common Stocks...................................    2,029,366
                                                                    -----------
THAILAND--0.06%
BANKING--0.05%
   3,200   Thai Farmers Bank PLC..................................       13,588
                                                                    -----------
METALS & MINING--0.01%
     100   Banpu Public Company Ltd. .............................        1,459
                                                                    -----------
Total Thailand Common Stocks......................................       15,047
                                                                    -----------
UNITED KINGDOM--7.14%
AUTOMOTIVE--0.94%
  68,761   Lucas Varity PLC.......................................      238,176
                                                                    -----------
CAPITAL GOODS--1.73%
  25,871   Siebe PLC..............................................      438,585
                                                                    -----------
DRUGS & MEDICINE--0.99%
  58,781   Medeva PLC.............................................      251,572
                                                                    -----------
ENTERTAINMENT--1.44%
  24,816   Granada Group PLC......................................      326,476
  13,194   Thorn PLC..............................................       37,353
                                                                    -----------
                                                                        363,829
                                                                    -----------
PUBLISHING--1.38%
  36,014   Reed International PLC.................................      347,850
                                                                    -----------
RAILROADS--0.38%
   9,219   Railtrack Group PLC....................................       95,646
                                                                    -----------
SERVICES--0.28%
   3,717   Airtours PLC...........................................       71,927
                                                                    -----------
Total United Kingdom Common Stocks................................    1,807,585
                                                                    -----------
UNITED STATES--25.43%
BANKING--1.44%
   3,029   Citicorp...............................................      365,184
                                                                    -----------
CHEMICALS--3.19%
  13,557   Airgas Inc.*...........................................      268,598
   4,673   Allied-Signal, Inc. ...................................      392,532
   3,646   Avery Dennison Corp. ..................................      146,296
                                                                    -----------
                                                                        807,426
                                                                    -----------
COMPUTER HARDWARE--0.46%
   4,214   Zebra Technologies Corp.* (Class A)....................      117,465
                                                                    -----------
DRUGS & MEDICINE--1.09%
   5,321   R.P. Scherer Corp.*....................................      274,697
                                                                    -----------
ELECTRICAL EQUIPMENT--2.99%
   7,725   Harman International Industries Inc....................      325,416
   9,406   UCAR International Inc.*...............................      430,324
                                                                    -----------
                                                                        755,740
                                                                    -----------

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GLOBAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                VALUE
---------                                                           -----------
COMMON STOCKS--(CONCLUDED)
UNITED STATES--(CONCLUDED)
ELECTRONICS--2.64%
   2,208   Intel Corp. ...........................................  $   313,122
   4,686   Motorola Inc. .........................................      356,136
                                                                    -----------
                                                                        669,258
                                                                    -----------
FINANCIAL SERVICES--1.76%
   7,063   The Travelers Group, Inc. .............................      445,411
                                                                    -----------
HOUSEHOLD PRODUCTS--1.13%
   4,365   Colgate-Palmolive Co. .................................      284,816
                                                                    -----------
INDUSTRIAL SERVICES & SUPPLIES--1.55%
   8,203   Ecolab, Inc. ..........................................      391,693
                                                                    -----------
INFORMATION & COMPUTER SERVICES--4.39%
  13,467   Electronic Data Systems Corp. .........................      552,147
  12,738   First Data Corp. ......................................      559,676
                                                                    -----------
                                                                      1,111,823
                                                                    -----------
MANUFACTURING--HIGH TECHNOLOGY--0.53%
  10,397   Sensormatic Electronics Corp. .........................      133,861
                                                                    -----------
SPECIALTY RETAIL--2.74%
   4,694   Home Depot Inc. .......................................      323,593
   6,881   Sears Roebuck & Co. ...................................      369,854
                                                                    -----------
                                                                        693,447
                                                                    -----------
TELECOMMUNICATIONS--1.52%
  14,089   Airtouch Communications, Inc.*.........................      385,686
                                                                    -----------
Total United States Common Stocks.................................    6,436,507
                                                                    -----------
Total Common Stocks (cost--$20,313,983)...........................   24,894,036
                                                                    -----------
NUMBER OF
 SHARES                                                                VALUE
---------                                                           -----------

PREFERRED STOCKS--1.94%
BRAZIL--1.47%
TELECOMMUNICATIONS--1.47%
1,140,333  Telecomunicacoes de Sao Paulo S.A.*....................  $   372,325
                                                                    -----------
GERMANY--0.47%
MEDICAL EQUIPMENT--0.47%
   1,665   Fresenius Medical AG*..................................      119,522
                                                                    -----------
Total Preferred Stocks (cost--$440,985)...........................      491,847
                                                                    -----------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED--2.43%
 534,278   Liquid Assets Portfolio................................      534,278
  81,572   TempFund Portfolio.....................................       81,572
                                                                    -----------
Total Investments of Cash Collateral for Securities Loaned
(cost--$615,850)..................................................      615,850
                                                                    -----------
Total Investments (cost--$21,370,818)-- 102.72%...................   26,001,733

Liabilities in excess of other assets--(2.72)%....................     (688,177)
                                                                    -----------
Net Assets--100.00%...............................................  $25,313,556
                                                                    -----------
                                                                    -----------

---------------

*      Non-income producing security

+ Security exempt from registration under 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified insitutional buyers.

ADR   American Depositary Receipt

GDR  Global Depositary Receipt

(1)    Security, or a portion thereof, was loaned at June 30, 1997.

                 See accompanying notes to financial statements

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GLOBAL INCOME PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                              MATURITY             INTEREST
  (000)*                                                               DATES                RATES             VALUE
----------                                                      --------------------  ------------------   ------------
LONG-TERM DEBT SECURITIES--79.91%
AUSTRALIA--5.25%
       400  New South Wales Treasury Corp. ...................        12/01/01             12.000%         $    366,414
       903  Queensland Treasury Corp. Global Issue............  08/14/01 to 08/15/01   8.000 to 12.000          783,098
                                                                                                           ------------
                                                                                                              1,149,512
                                                                                                           ------------
CANADA--5.37%
     1,700  Ontario Hydro Global..............................  04/11/09 to 04/11/11   8.605 to 10.406@         514,636
       212  Ontario Hydro Global..............................        03/16/99              3.165+              153,532
US$    539  Province of Ontario...............................        02/21/06              6.000               507,053
                                                                                                           ------------
                                                                                                              1,175,221
                                                                                                           ------------
CHILE--1.15%
US$    250  Empresa Nacional de Electricidad, S.A. ...........        02/01/37              7.325               251,755
                                                                                                           ------------
DENMARK--1.98%
     2,550  Government of Denmark.............................        05/15/03              8.000               433,875
                                                                                                           ------------
GERMANY--6.69%
     2,245  Federal Republic of Germany.......................  07/22/02 to 11/11/04    7.500 to 8.000        1,465,218
                                                                                                           ------------
HUNGARY--1.54%
    63,800  Government of Hungary.............................  01/12/99 to 04/12/99   16.500 to 19.500         337,737
                                                                                                           ------------
ITALY--7.29%
 2,475,000  Republic of Italy.................................  02/01/99 to 04/01/04   8.500 to 12.000        1,596,426
                                                                                                           ------------
NEW ZEALAND--6.36%
     1,233  Government of New Zealand.........................        03/15/02              10.000              944,533
       650  FNMA Euro MTN.....................................        06/20/02              7.250               447,252
                                                                                                           ------------
                                                                                                              1,391,785
                                                                                                           ------------
POLAND--3.17%
     1,000  Republic of Poland................................        06/12/02              12.000              243,024
US$    225  Republic of Poland, DISC..........................        10/27/24              6.9375              219,938
       270  Republic of Poland, PDI...........................        10/27/14             4.000++              230,513
                                                                                                           ------------
                                                                                                                693,475
                                                                                                           ------------
SPAIN--1.52%
    41,700  Government of Spain...............................        03/25/00              12.250              332,633
                                                                                                           ------------
UNITED KINGDOM--10.48%
     1,263  United Kingdom Gilt...............................  09/30/98 to 12/07/15   7.250 to 15.500        2,294,706
                                                                                                           ------------
UNITED STATES--29.11%
     1,000  Clorox Corp.......................................        07/15/01              8.800             1,071,693
     1,000  Ford Motor Credit Corp. ..........................        07/01/01              9.500             1,092,220
       622  U.S. Treasury Bond................................        02/15/27              6.625               608,394
     3,599  U.S. Treasury Notes...............................  04/30/99 to 07/15/06    5.625 to 7.000        3,601,306
                                                                                                           ------------
                                                                                                              6,373,613
                                                                                                           ------------
Total Long-Term Debt Securities (cost--$17,683,532)...........                                               17,495,956
                                                                                                           ------------
SHORT-TERM DEBT SECURITIES--10.69%
HUNGARY--1.29%
    51,600  Government of Hungary.............................  03/21/98 to 05/17/98   23.500 to 24.000         283,011
                                                                                                           ------------
JAPAN--3.75%
94,077,393  Deutsche Bank CD..................................        07/23/97              0.410               820,848
                                                                                                           ------------
POLAND--1.05%
       780  Republic of Poland Treasury Bills.................  07/23/97 to 10/15/97  20.350 to 21.000@         228,984
                                                                                                           ------------

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GLOBAL INCOME PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                              MATURITY             INTEREST
  (000)                                                                DATES                RATES             VALUE
----------                                                      --------------------  ------------------   ------------
SHORT-TERM DEBT SECURITIES--(CONCLUDED)
UNITED STATES--4.60%
$    1,000  The Chase Manhattan Corp. ........................        12/01/97              7.500%         $  1,006,587
                                                                                                           ------------
Total Short-Term Debt Securities (cost--$2,371,628)...........                                                2,339,430
                                                                                                           ------------
REPURCHASE AGREEMENT--1.92%
       420  Repurchase Agreement dated 06/30/97 with Brown
              Brothers Harriman & Company, collateralized by
              $427,697 U.S. Treasury Notes, 6.125% due
              03/31/98; proceeds: $420,058 (cost--$420,000)...        07/01/97              5.000               420,000
                                                                                                           ------------
Total Investments (cost--$20,475,160)--92.52%.................                                               20,255,386
Other assets in excess of liabilities--7.48%..................                                                1,639,017
                                                                                                           ------------
Net Assets--100.00%...........................................                                             $ 21,894,403
                                                                                                           ------------
                                                                                                           ------------

------------

Note: The Portfolio of Investments is listed by the security issuer's country of origin.

*      In local currency unless otherwise indicated.

@      Yield to maturity

+      Reflects rate at June 30, 1997 on variable coupon rate instruments

++     Reflects rate at June 30, 1997 on step coupon rate instruments

CD     Certificate of Deposit

DISC   Discount Bond

PDI    Past Due Interest Bond

MTN    Medium Term Note

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GLOBAL INCOME PORTFOLIO
--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                                    UNREALIZED
                                           CONTRACT TO                            MATURITY         APPRECIATION
                                             DELIVER      IN EXCHANGE FOR          DATES          (DEPRECIATION)
                                          -------------  -----------------  --------------------  --------------
Australian Dollars......................        580,000  U.S.$   452,574          07/10/97          $   14,688
Australian Dollars......................        432,000  U.S.$   336,096          08/13/97              10,033
Australian Dollars......................        350,000  U.S.$   267,012          09/03/97               2,653
Belgian Francs..........................     20,000,000  U.S.$   651,508          07/14/97              95,673
Belgian Francs..........................     17,000,000  U.S.$   557,377          09/30/97              84,917
British Pounds..........................        368,000  U.S.$   613,088          07/31/97                 918
British Pounds..........................        205,000  U.S.$   337,369          08/26/97              (3,558)
British Pounds..........................        167,000  U.S.$   272,868    07/14/97 to 7/16/97         (5,049)
Canadian Dollars........................        575,000  U.S.$   413,574          07/23/97              (2,806)
German Deutschemarks....................        600,000  U.S.$   382,190          01/21/98              38,134
Italian Lira............................  1,234,000,000  U.S.$   729,492    07/21/97 to 07/31/97         4,484
Italian Lira............................  1,057,000,000  U.S.$   622,607          07/21/97               1,457
New Zealand Dollars.....................        773,000  U.S.$   531,881    08/29/97 to 09/19/97         7,992
New Zealand Dollars.....................        680,000  U.S.$   469,200          07/14/97               7,551
New Zealand Dollars.....................        400,000  U.S.$   274,800          08/06/97               3,405
Spanish Pesetas.........................     79,712,034  U.S.$   578,307    08/20/97 to 02/10/98        37,436
U.S. Dollars............................        651,720  BFR  20,000,000          07/14/97             (95,886)
U.S. Dollars............................        508,890  BFR  17,000,000          09/30/97             (36,431)
U.S. Dollars............................        420,276  CAD     575,000          07/23/97              (3,896)
U.S. Dollars............................        366,674  DEM     600,000          01/21/98             (22,618)
U.S. Dollars............................        549,112  ESP  79,712,034    08/20/97 to 02/10/98        (8,241)
                                                                                                  --------------
                                                                                                    $  130,856
                                                                                                  --------------
                                                                                                  --------------

CURRENCY TYPE ABBREVIATIONS:

BFR --Belgian Francs

CAD --Canadian Dollars

DEM --German Deutschemarks

ESP --Spanish Pesetas

                 See accompanying notes to financial statements

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
STRATEGIC FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                              MATURITY              INTEREST
 (000)                                                                DATES                 RATES              VALUE
--------                                                       --------------------  --------------------   -----------
MORTGAGE-BACKED SECURITIES--74.25%
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--12.33%
  $558     GNMA ARM..........................................        11/20/21                    6.875%     $   572,624
   107     GNMA ARM..........................................        02/20/25                    7.000          109,884
   611     GNMA ARM..........................................  05/20/25 to 09/20/25              7.125          629,444
                                                                                                            -----------
Total Government National Mortgage Association Certificates
  (cost--$1,303,948).........................................                                                 1,311,952
                                                                                                            -----------
FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES--4.56%
   499     FHLMC ARM (cost--$483,752)........................        03/01/27                    5.945          484,611
                                                                                                            -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--8.87%
   914     FNMA ARM (cost--$922,396).........................        05/01/25                    7.587          943,236
                                                                                                            -----------
COLLATERALIZED MORTGAGE OBLIGATIONS--48.31%
   132     Chase Mortgage Finance Corp REMIC Series 1993-N,
             Class A1........................................        11/25/24                    6.750          131,834
    68     Countrywide Mortgage Backed Securities Inc., REMIC
             Series 1993-E, Class A1.........................        01/25/24                    6.500           68,228
   818     FHLMC REMIC Series 1067, Class IZ.................        04/15/21                    8.000          839,567
   111     FHLMC REMIC Series 1614, Class QZ.................        11/15/23                    6.500           92,938
   142     FHLMC REMIC Series 1628, Class KZ.................        12/15/23                    6.250          119,288
   615     FHLMC REMIC Series 1628, Class LZ.................        12/15/23                    6.500          509,593
   181     FNMA REMIC Series 1991-57, Class Z................        05/25/21                    6.500          167,404
   433     FNMA REMIC Series 1991-59, Class K................        05/25/16                    8.000          436,878
   287     FNMA REMIC Series 1993-112, Class ZB..............        07/25/23                    7.000          247,854
    90     FNMA REMIC Series 1993-163, Class ZA..............        09/25/23                    7.000           79,959
   132     FNMA REMIC Series 1993-96, Class PZ...............        06/25/23                    7.000          120,528
   296     FNMA REMIC Series G92-40, Class ZC................        07/25/22                    7.000          282,378
   235     FNMA REMIC Series G93-16, Class K.................        04/25/23                    5.000          187,412
   101     Greenwich Capital Acceptance Inc., REMIC
             Series 1991-B, Class A1, ARM....................        01/25/22                    7.605          101,470
   307     Greenwich Capital Acceptance Inc., REMIC
             Series 1992-LB6, Class A1, ARM..................        10/25/22                    7.041          309,012
   500     Merrill Lynch Mortgage Investors Inc., REMIC
             Series 1993-I, Class A3, FRN....................        11/15/23                    6.308          513,125
   373     Prudential Home Mortgage Securities Corp. REMIC
             Series 1993-38, Class A7........................        09/25/23                    6.950          303,779
    29     Residential Funding Mortgage Services, REMIC
             Series 1995-S3, Class A1........................        04/25/25                    7.650           29,275
   649     Westam Mortgage Financial Corp., REMIC
             Series 14A, Class A.............................        06/26/20                    5.350          597,575
                                                                                                            -----------
Total Collateralized Mortgage Obligations
(cost--$5,079,263)...........................................                                                 5,138,097
                                                                                                            -----------
STRIPPED COLLATERALIZED MORTGAGE OBLIGATIONS--0.18%
    35     FNMA REMIC Series 1993-235, Class G*
             (cost--$17,964).................................        09/25/23                    7.100+          19,073
                                                                                                            -----------
Total Mortgage-Backed Securities (cost--$7,807,323)..........                                                 7,896,969
                                                                                                            -----------

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
STRATEGIC FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                              MATURITY              INTEREST
 (000)                                                                DATES                 RATES              VALUE
--------                                                       --------------------  --------------------   -----------
CORPORATE BONDS--24.96%
  $500     Ford Motor Credit Corp. FRN.......................        11/09/98                    6.330%     $   500,089
   200     Gulf Canada Resources Ltd.........................        08/15/99                    9.000          209,073
   300     Lehman Brothers Holdings Inc., FRN................        01/12/99                    6.590          299,387
   500     Noranda Inc., FRN.................................        08/18/00                    6.563          506,531
   500     RJR Nabisco Inc. .................................        12/01/02                    8.625          511,678
   500     United Airlines Equipment Trust Certificate 91B...        02/19/15                   10.850          627,403
                                                                                                            -----------
Total Corporate Bonds (cost--$2,648,317).....................                                                 2,654,161
                                                                                                            -----------
COMMERCIAL PAPER--4.66%
   100     KFW International Finance Inc. ...................        07/02/97                    5.520           99,985
   400     National Rural Utilities Corp. ...................        09/05/97                    5.540          395,691
                                                                                                            -----------
Total Commercial Paper (cost--$495,922)......................                                                   495,676
                                                                                                            -----------
FOREIGN GOVERNMENT OBLIGATION--1.69%
   257     Canada Government Real Return (cost--$187,153)....        12/01/26                    4.250          179,317
                                                                                                            -----------
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS--0.14%
    15     U.S. Treasury Bills++ (cost--$14,996).............        07/03/97                    5.100@          14,996
                                                                                                            -----------
REPURCHASE AGREEMENT--2.62%
   279     Repurchase Agreement dated 06/30/97 with State
             Street Bank & Trust Company, collateralized by
             $285,445 U.S. Treasury Notes, 6.250% due
             03/31/99; proceeds: $279,039 (cost--$279,000)...        07/01/97                    5.000          279,000
                                                                                                            -----------
Total Investments (cost--$11,432,711)--108.32%...............                                                11,520,119

Liabilities in excess of other assets--(8.32)%...............                                                  (884,999)
                                                                                                            -----------
Net Assets--100.00%..........................................                                               $10,635,120
                                                                                                            -----------
                                                                                                            -----------

------------

+          Estimated yield to maturity at June 30, 1997.
++         Entire or partial amount pledged as collateral for futures transactions.
*          Principal Only - This security entitles the holder to receive principal payments from an underlying pool of mortgages. High prepayments return principal faster than expected and cause the yield to increase; low prepayments return the principal more slowly than expected and cause the yield to decrease.
@          Yield to maturity
ARM        Adjustable Rate Mortgage - The rate shown is the current rate as of June 30, 1997.
FRN        Floating Rate Note - The interest rate shown is as of June 30, 1977.
REMIC      Real Estate Mortgage Investment Conduit

FUTURE CONTRACTS

   NUMBER OF                                                                     IN        EXPIRATION     UNREALIZED
   CONTRACTS                        CONTRACT TO RECEIVE                     EXCHANGE FOR      DATE       APPRECIATION
---------------  ---------------------------------------------------------  ------------  -------------  -------------
          11     10 year U.S. Treasury Notes..............................   $1,178,906   September 97     $   7,719
                                                                                                              ------
                                                                                                              ------

                 See accompanying notes to financial statements

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
BALANCED PORTFOLIO
--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                                                        VALUE
---------                                                                                                   -----------
COMMON STOCKS--64.31%
AGRICULTURE, FOOD & BEVERAGE--0.28%
  2,800     RJR Nabisco Holdings Corp. ...................................................................  $    92,400
                                                                                                            -----------
AIRLINES--0.62%
  2,200     AMR Corp.*....................................................................................      203,500
                                                                                                            -----------
APPAREL, RETAIL--0.48%
  6,600     Woolworth Corp.*..............................................................................      158,400
                                                                                                            -----------
APPAREL, TEXTILES--0.68%
  4,000     Nine West Group Inc.*.........................................................................      152,750
  1,800     Westpoint Stevens Inc.*.......................................................................       70,425
                                                                                                            -----------
                                                                                                                223,175
                                                                                                            -----------
BANKS--4.46%
  3,000     BB & T Corp. .................................................................................      135,000
  5,000     BankAmerica Corp. ............................................................................      322,812
  5,000     Barnett Banks Inc. ...........................................................................      262,500
  4,900     Charter One Financial Inc. ...................................................................      263,988
  2,000     Chase Manhattan Corp. ........................................................................      194,125
  2,000     First Union Corp. ............................................................................      185,000
  1,600     NationsBank Corp. ............................................................................      103,200
                                                                                                            -----------
                                                                                                              1,466,625
                                                                                                            -----------
CHEMICALS--2.76%
  1,800     Dow Chemical Co. .............................................................................      156,825
  5,000     DuPont (E.I.) de Nemours & Co. ...............................................................      314,375
  3,000     IMC Global Inc. ..............................................................................      105,000
  8,500     Olin Corp. ...................................................................................      332,031
                                                                                                            -----------
                                                                                                                908,231
                                                                                                            -----------
COMPUTER HARDWARE--2.82%
  4,500     Cisco Systems Inc.*...........................................................................      302,062
  2,000     Compaq Computer Corp.*........................................................................      198,500
  1,300     Dell Computer Corp.*..........................................................................      152,669
  1,000     International Business Machines...............................................................       90,188
  1,350     Seagate Technology Inc.*......................................................................       47,503
  3,700     Sun Microsystems Inc.*........................................................................      137,709
                                                                                                            -----------
                                                                                                                928,631
                                                                                                            -----------
COMPUTER SOFTWARE--1.48%
  3,950     Cadence Design Systems Inc.*..................................................................      132,325
  3,300     Computer Associates International Inc. .......................................................      183,769
  5,500     Sterling Software Inc.*.......................................................................      171,875
                                                                                                            -----------
                                                                                                                487,969
                                                                                                            -----------
CONSUMER DURABLES--0.06%
  1,000     Furniture Brands International Inc.*..........................................................       19,375
                                                                                                            -----------
DEFENSE/AEROSPACE--3.13%
  4,000     Allied-Signal Inc. ...........................................................................      336,000
  2,000     Lockheed Martin Corp. ........................................................................      207,125
  4,000     McDonnell Douglas Corp. ......................................................................      274,000
  2,500     Precision Castparts Corp. ....................................................................      149,062
  2,500     Tracor Inc.*..................................................................................       62,813
                                                                                                            -----------
                                                                                                              1,029,000
                                                                                                            -----------

NUMBER OF
 SHARES                                                                                                        VALUE
---------                                                                                                   -----------

DIVERSIFIED RETAIL--1.78%
  2,925     Dayton Hudson Corp. ..........................................................................  $   155,573
  7,000     Federated Department Stores, Inc.*............................................................      243,250
  1,700     Fred Meyer Inc.*..............................................................................       87,869
  4,200     Knoll Inc.*...................................................................................       99,750
                                                                                                            -----------
                                                                                                                586,442
                                                                                                            -----------
DRUGS & MEDICINE--2.72%
  3,000     Bristol Myers Squibb Co. .....................................................................      243,000
  1,200     Pfizer Inc. ..................................................................................      143,400
  8,000     Schering-Plough Corp. ........................................................................      383,000
  3,000     Watson Pharmaceuticals Inc.*..................................................................      126,750
                                                                                                            -----------
                                                                                                                896,150
                                                                                                            -----------
ELECTRICAL EQUIPMENT--2.17%
  4,200     Johnson Controls Inc. ........................................................................      172,463
  3,750     KLA Instruments Corp.*........................................................................      182,812
  2,800     SCI Systems Inc.*.............................................................................      178,500
  5,000     Waters Corp.*.................................................................................      179,375
                                                                                                            -----------
                                                                                                                713,150
                                                                                                            -----------
ELECTRICAL POWER--1.09%
  5,000     Philips Electronics N V.......................................................................      359,375
                                                                                                            -----------
ENERGY RESERVES & PRODUCTION--4.09%
  2,500     Amoco Corp. ..................................................................................      217,344
  5,000     Mobil Corp. ..................................................................................      349,375
  3,200     Royal Dutch Petroleum Co. ....................................................................      174,000
  2,650     Texaco Inc. ..................................................................................      288,188
  8,200     Unocal Corp. .................................................................................      318,262
                                                                                                            -----------
                                                                                                              1,347,169
                                                                                                            -----------
FINANCIAL SERVICES--1.94%
  3,300     Countrywide Credit Industries Inc. ...........................................................      102,919
  5,100     Morgan Stanley Dean Witter....................................................................      219,618
  2,500     Student Loan Marketing Association............................................................      317,500
                                                                                                            -----------
                                                                                                                640,037
                                                                                                            -----------
FOREST PRODUCTS, PAPER--0.37%
  3,300     James River Corp. ............................................................................      122,100
                                                                                                            -----------
FOOD RETAIL--0.70%
  5,000     Safeway Inc.*.................................................................................      230,625
                                                                                                            -----------
GAS UTILITY--0.65%
  1,500     Columbia Gas System Inc. .....................................................................       97,875
  3,800     MCN Energy Group Corp. .......................................................................      116,375
                                                                                                            -----------
                                                                                                                214,250
                                                                                                            -----------
HEAVY MACHINERY--1.58%
  5,500     Agco Corp. ...................................................................................      197,656
  3,000     Caterpillar Inc. .............................................................................      322,125
                                                                                                            -----------
                                                                                                                519,781
                                                                                                            -----------
HOTELS--1.20%
  5,000     Hilton Hotels Corp. ..........................................................................      132,813
  3,000     Marriott International Inc. ..................................................................      184,125
  4,000     Prime Hospitality Corp.*......................................................................       79,000
                                                                                                            -----------
                                                                                                                395,938
                                                                                                            -----------

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
BALANCED PORTFOLIO
--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                                                        VALUE
---------                                                                                                   -----------
COMMON STOCKS--(CONTINUED)
INDUSTRIAL PARTS--2.67%
  1,250     American Standard Companies Inc.*.............................................................  $    55,938
  6,000     Crane Co. ....................................................................................      250,875
  5,500     Ingersoll Rand Co.............................................................................      339,625
  2,800     United Technologies Corp. ....................................................................      232,400
                                                                                                            -----------
                                                                                                                878,838
                                                                                                            -----------
INDUSTRIAL SERVICES/SUPPLIES--1.38%
 13,750     ADT Ltd.*.....................................................................................      453,750
                                                                                                            -----------
LIFE INSURANCE--2.75%
  3,000     Reliastar Financial Corp. ....................................................................      219,375
  5,000     SunAmerica Inc. ..............................................................................      243,750
  7,000     The Travelers Group, Inc. ....................................................................      441,437
                                                                                                            -----------
                                                                                                                904,562
                                                                                                            -----------
MANUFACTURING--GENERAL--0.36%
  3,400     Lucasvarity PLC, ADR..........................................................................      117,725
                                                                                                            -----------
MEDICAL PRODUCTS--0.84%
  2,000     Johnson & Johnson.............................................................................      128,750
  5,000     Mentor Corp. .................................................................................      148,125
                                                                                                            -----------
                                                                                                                276,875
                                                                                                            -----------
MEDICAL PROVIDERS--2.05%
  5,000     HEALTHSOUTH Corp.*............................................................................      124,688
  5,800     Lincare Holdings Inc.*........................................................................      249,400
 10,125     Tenet Healthcare Corp.*.......................................................................      299,320
                                                                                                            -----------
                                                                                                                673,408
                                                                                                            -----------
MINING & METALS--1.23%
  5,000     Freeport-McMoran Copper & Gold Inc.*..........................................................      147,500
  3,000     Phelps Dodge Corp. ...........................................................................      255,563
                                                                                                            -----------
                                                                                                                403,063
                                                                                                            -----------
MOTOR VEHICLES--0.67%
  5,000     Lear Corp.*...................................................................................      221,875
                                                                                                            -----------
OIL REFINING--2.41%
  2,300     British Petroleum PLC, ADR....................................................................      172,213
  4,000     Coastal Corp. ................................................................................      212,750
  5,000     Repsol S.A., ADR..............................................................................      212,187
  5,000     Tejas Gas Corp.*..............................................................................      196,250
                                                                                                            -----------
                                                                                                                793,400
                                                                                                            -----------
OIL SERVICES--2.92%
  2,000     Camco International Inc. .....................................................................      109,500
  3,000     Diamond Offshore Drilling Inc.*...............................................................      234,375
  3,000     Ensco International Inc.*.....................................................................      158,250
  3,100     Global Marine Inc.*...........................................................................       72,075
  4,900     Halliburton Co. ..............................................................................      388,325
                                                                                                            -----------
                                                                                                                962,525
                                                                                                            -----------
NUMBER OF
 SHARES                                                                                                        VALUE
---------                                                                                                   -----------

OTHER INSURANCE--4.31%
  2,500     ACE Ltd. .....................................................................................  $   184,688
  2,500     Allstate Corp. ...............................................................................      182,500
  1,600     American International Group Inc. ............................................................      239,000
  1,500     CIGNA Corp. ..................................................................................      266,250
  5,000     Everest Reinsurance Holdings Inc. ............................................................      198,125
  2,000     Loews Corp. ..................................................................................      200,250
  3,750     Travelers Aetna Property Casualty Corp. ......................................................      149,531
                                                                                                            -----------
                                                                                                              1,420,344
                                                                                                            -----------
PUBLISHING--0.75%
  5,000     New York Times Co., Class A...................................................................      247,500
                                                                                                            -----------
RAILROADS--1.07%
  3,125     Canadian Pacific Ltd. ........................................................................       88,867
  8,300     Trinity Industries Inc. ......................................................................      263,525
                                                                                                            -----------
                                                                                                                352,392
                                                                                                            -----------
REAL PROPERTY--2.73%
  1,000     Boston Properties Inc.*.......................................................................       27,500
  4,000     Chelsea GCA Realty Inc. ......................................................................      152,000
    500     Crescent Operating Inc.*......................................................................        6,000
  5,000     Crescent Real Estate Equities.................................................................      158,750
  7,125     Equity Residential Properties Trust...........................................................      338,437
  1,700     Spieker Properties Inc. ......................................................................       59,819
  3,350     Starwood Lodging Trust........................................................................      143,003
  1,250     Wellsford Real Properties Inc.*...............................................................       13,750
                                                                                                            -----------
                                                                                                                899,259
                                                                                                            -----------
SEMICONDUCTOR--0.73%
  2,000     Applied Materials Inc.*.......................................................................      141,625
    700     Intel Corp. ..................................................................................       99,269
                                                                                                            -----------
                                                                                                                240,894
                                                                                                            -----------
SPECIALTY RETAIL--1.14%
  6,250     Dollar General Corp. .........................................................................      234,375
  3,300     General Nutrition Companies, Inc.*............................................................       92,400
  2,500     Zale Corp.*...................................................................................       49,531
                                                                                                            -----------
                                                                                                                376,306
                                                                                                            -----------
THRIFT--0.43%
  3,300     Ahmanson, H F & Co. ..........................................................................      141,900
                                                                                                            -----------
TOBACCO--0.81%
  6,000     Phillip Morris Companies Inc. ................................................................      266,250
                                                                                                            -----------
Total Common Stocks (cost--$16,492,112)...................................................................   21,173,189
                                                                                                            -----------

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
BALANCED PORTFOLIO
--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                                                        VALUE
---------                                                                                                   -----------
PREFERRED STOCKS--3.29%
BANKS--1.04%
  5,000     Banco Commercial Portugues International Ltd. ................................................  $   342,500
                                                                                                            -----------
ENERGY RESERVES & PRODUCTION--1.07%
  5,000     Devon Financing Trust+........................................................................      352,500
                                                                                                            -----------
MINING & METALS--0.16%
  1,000     Timet Capital Trust+..........................................................................       52,500
                                                                                                            -----------
NUMBER OF
 SHARES                                                                                                        VALUE
---------                                                                                                   -----------

OTHER INSURANCE--0.68%
  3,000     Frontier Financing Trust+.....................................................................  $   223,875
                                                                                                            -----------
THRIFT--0.34%
  2,000     Tosco Financing Trust+........................................................................      113,000
                                                                                                            -----------
Total Preferred Stocks (cost--$800,000)...................................................................    1,084,375
                                                                                                            -----------

PRINCIPAL
 AMOUNT                                                                 MATURITY            INTEREST
  (000)                                                                  DATES               RATES
---------                                                         --------------------  ----------------
CORPORATE BONDS--10.95%
$     250   ABN-AMRO Bank NV....................................        12/01/26             7.300%             236,453
      225   American Re Corp. ..................................        12/15/26             7.450              222,342
      330   BT Institutional Capital Trust A+...................        12/01/26             8.090              321,667
      250   Banc One Corp. .....................................        03/24/00             6.700              251,223
      225   Bear Stearns Cos Inc. ..............................        03/01/07             7.000              220,677
      225   Continental Cablevision Inc. .......................        05/15/06             8.300              238,666
      125   Equitable Life+.....................................        12/01/05             6.950              122,810
      250   Ford Motor Credit Corp. ............................        01/25/01             5.750              242,903
      280   Lehman Brothers Holdings Inc. ......................        09/15/03             7.125              279,668
      225   Loews Corp. ........................................        12/15/06             6.750              217,393
      350   Lumbermans Mutual Casualty Co.+.....................        07/01/26             9.150              384,100
      225   Occidental Petroleum Corp. .........................        09/15/04             8.500              231,790
      360   Phillip Morris Companies Inc. ......................        01/15/27             7.750              352,512
      290   Santander Finance Issuances.........................        07/15/05             6.800              283,222
                                                                                                            -----------
Total Corporate Bonds (cost--$3,588,689)........................                                              3,605,426
                                                                                                            -----------
U.S. GOVERNMENT OBLIGATIONS--11.77%
    1,000   U.S. Treasury Bills.................................        07/24/97             4.960@             996,831
    1,186   U.S. Treasury Bonds.................................        02/15/21             7.875            1,321,649
    1,543   U.S. Treasury Notes (1).............................  04/30/99 to 07/31/01   5.875 to 7.125       1,555,289
                                                                                                            -----------
Total U.S. Government Obligations (cost--$3,843,610)............                                              3,873,769
                                                                                                            -----------
MORTGAGE BACKED SECURITIES--10.14%
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--3.89%
      467   FNMA................................................  02/01/25 to 01/01/26   7.500 to 9.000         485,165
      805   FNMA ARM............................................        07/01/27             6.089              795,944
                                                                                                            -----------
Total Federal National Mortgage Association Certificates
  (cost--$1,284,527)............................................                                              1,281,109
                                                                                                            -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--2.41%
      752   GNMA (cost--$792,567)...............................        11/15/17             8.500              793,358
                                                                                                            -----------

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
BALANCED PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                 MATURITY            INTEREST
  (000)                                                                  DATES               RATES             VALUE
---------                                                         --------------------  ----------------    -----------
MORTGAGE BACKED SECURITIES--(CONCLUDED)
COLLATERALIZED MORTGAGE OBLIGATION--3.84%
    $ 115   Amresco Commercial Mortgage Funding I Corp., Series
              1997-C1, Class A1.................................        06/17/29             6.730%         $   114,820
       86   CS First Boston Mortgage Securities Corp., Series
              1995-WF1, Class A1................................        12/21/27             6.452               84,783
      116   CS First Boston Mortgage Securities Corp., Series
              1997-2, Class A+..................................        06/01/20             7.500              115,673
       75   DLJ Mortgage Acceptance Corp., Series 1997-CF1,
              Class A1A+........................................        05/15/06             7.400               76,486
      107   FDIC REMIC Series 1996-C1 Class 1A..................        05/25/26             6.750              107,115
      153   FDIC REMIC Trust 1994-C1, Class 2A2.................        09/25/25             7.850              155,557
      160   FNMA REMIC Series 1996-M4 Class A...................        03/17/17             7.750              162,186
      116   FNMA REMIC Series 1996-M6 Class E...................        09/17/19             7.750              117,671
       99   GMAC Commercial Mortgage Security, Series 1996-C1,
              Class A2A.........................................        09/15/03             6.790               98,720
      115   Merrill Lynch Mortgage Investments Inc., Series
              1996-C1, Class A1.................................        04/25/28             7.150              115,799
      115   Morgan Stanley Capital 1 Inc., Series 1997-WF1,
              Class A1+.........................................        10/15/06             6.830              114,928
                                                                                                            -----------
Total Collateralized Mortgage Obligations (cost--$1,262,794)....                                              1,263,738
                                                                                                            -----------
Total Mortgage Backed Securities (cost--$3,339,888).............                                              3,338,205
                                                                                                            -----------
REPURCHASE AGREEMENT--1.53%
    $ 505   Repurchase Agreement dated 06/30/97, with State
              Street Bank & Trust Company, collateralized by
              $515,944 U.S. Treasury Notes, 6.250%, due
              03/31/99; proceeds: $505,070 (cost--$505,000).....        07/01/97             5.000              505,000
                                                                                                            -----------
NUMBER OF
 SHARES
---------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED--3.12%
1,027,125   Liquid Assets Portfolio.....................................................................      1,027,125
      356   TempCash Portfolio..........................................................................            356
       19   TempFund Portfolio..........................................................................             19
                                                                                                            -----------
Total Investments of Cash Collateral for Securities Loaned
  (cost--$1,027,500)....................................................................................      1,027,500
                                                                                                            -----------
Total Investments (cost--$29,596,799)--105.11%..........................................................     34,607,464

Liabilities in excess of other assets--(5.11)%..........................................................     (1,682,314)
                                                                                                            -----------
Net Assets--100.00%.....................................................................................    $32,925,150
                                                                                                            -----------
                                                                                                            -----------

---------------

*        Non-income producing security

+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

@       Interest rates shown are discount rates at date of purchase.

ADR    American Depositary Receipt

ARM Adjustable rate mortgage security. The interest rate noted is the current rate at June 30, 1997.

REMIC  Real Estate Mortgage Investment Conduit

(1)      Security, or a portion thereof, was loaned at June 30, 1997.

                 See accompanying notes to financial statements

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                                                 VALUE
---------                                                                                            -----------
COMMON STOCKS--90.19%
AGRICULTURE, FOOD & BEVERAGE--0.77%
   4,600   RJR Nabisco Holdings Corp. .............................................................  $   151,800
                                                                                                     -----------
AIRLINES--1.76%
   1,400   AMR Corp.*..............................................................................      129,500
   2,900   Continental Airlines Inc.*..............................................................      101,319
   1,600   UAL Corp.*..............................................................................      114,500
                                                                                                     -----------
                                                                                                         345,319
                                                                                                     -----------
APPAREL, RETAIL--1.40%
   6,800   TJX Companies Inc. New..................................................................      179,350
   4,000   Woolworth Corp.*........................................................................       96,000
                                                                                                     -----------
                                                                                                         275,350
                                                                                                     -----------
APPAREL, TEXTILES--1.09%
   2,200   Fruit of the Loom, Inc.*................................................................       68,200
   2,800   Nine West Group, Inc.*..................................................................      106,925
   1,000   Westpoint Stevens Inc.*.................................................................       39,125
                                                                                                     -----------
                                                                                                         214,250
                                                                                                     -----------
BANKS--7.55%
   1,700   BB & T Corp. ...........................................................................       76,500
   3,400   The Bank of New York Co. Inc. ..........................................................      147,900
   4,600   BankAmerica Corp. ......................................................................      296,987
   4,600   Barnett Banks, Inc. ....................................................................      241,500
   3,100   Charter One Financial, Inc. ............................................................      167,013
   2,172   Chase Manhattan Corp. ..................................................................      210,820
   1,500   First Union Corp. ......................................................................      138,750
   3,100   NationsBank Corp. ......................................................................      199,950
                                                                                                     -----------
                                                                                                       1,479,420
                                                                                                     -----------
CHEMICALS--4.02%
   2,300   Dow Chemical Co. .......................................................................      200,388
   5,200   DuPont (E.I.) de Nemours & Co. .........................................................      326,950
   1,100   IMC Global Inc. ........................................................................       38,500
   5,700   Olin Corp. .............................................................................      222,656
                                                                                                     -----------
                                                                                                         788,494
                                                                                                     -----------
COMPUTER HARDWARE--4.79%
   2,900   Cisco Systems Inc.*.....................................................................      194,662
   2,400   Compaq Computer Corp.*..................................................................      238,200
   1,600   Dell Computer Corp.*....................................................................      187,900
   2,000   International Business Machines.........................................................      180,375
     600   Seagate Technology, Inc.*...............................................................       21,113
   3,200   Sun Microsystems Inc.*..................................................................      119,100
                                                                                                     -----------
                                                                                                         941,350
                                                                                                     -----------
COMPUTER SOFTWARE--1.58%
   3,150   Cadence Design Systems Inc.*............................................................      105,525
   2,000   Computer Associates International Inc. .................................................      111,375
   3,000   Sterling Software Inc.*.................................................................       93,750
                                                                                                     -----------
                                                                                                         310,650
                                                                                                     -----------

NUMBER OF
 SHARES                                                                                                 VALUE
---------                                                                                            -----------

CONSUMER DURABLES--0.10%
   1,000   Furniture Brands International Inc.*....................................................  $    19,375
                                                                                                     -----------
DEFENSE/AEROSPACE--5.41%
   3,300   Allied-Signal Inc. .....................................................................      277,200
   3,000   Lockheed Martin Corp. ..................................................................      310,687
   4,050   McDonnell Douglas Corp. ................................................................      277,425
   2,500   Precision Castparts Corp. ..............................................................      149,062
   1,900   Tracor Inc.*............................................................................       47,738
                                                                                                     -----------
                                                                                                       1,062,112
                                                                                                     -----------
DIVERSIFIED RETAIL--1.95%
   3,075   Dayton Hudson Corp. ....................................................................      163,552
   2,900   Federated Department Stores, Inc.*......................................................      100,775
   1,000   Fred Meyer Inc.*........................................................................       51,687
   2,800   Knoll Inc.*.............................................................................       66,500
                                                                                                     -----------
                                                                                                         382,514
                                                                                                     -----------
DRUGS & MEDICINE--3.41%
   1,900   Bristol-Myers Squibb Co. ...............................................................      153,900
   1,700   Pfizer, Inc. ...........................................................................      203,150
   4,600   Schering-Plough Corp. ..................................................................      220,225
   2,200   Watson Pharmaceuticals, Inc.*...........................................................       92,950
                                                                                                     -----------
                                                                                                         670,225
                                                                                                     -----------
ELECTRICAL EQUIPMENT--2.28%
   3,200   Johnson Controls, Inc. .................................................................      131,400
   2,750   KLA Instruments Corp.*..................................................................      134,062
   1,800   SCI Systems Inc.*.......................................................................      114,750
   1,900   Waters Corp.*...........................................................................       68,163
                                                                                                     -----------
                                                                                                         448,375
                                                                                                     -----------
ELECTRICAL POWER--1.29%
   2,000   General Electric Co. ...................................................................      130,750
   1,700   Philips Electronics N.V. ...............................................................      122,188
                                                                                                     -----------
                                                                                                         252,938
                                                                                                     -----------
ENERGY RESERVES & PRODUCTION--5.41%
   1,700   Amoco Corp. ............................................................................      147,794
   5,200   Mobil Corp. ............................................................................      363,350
   3,600   Royal Dutch Petroleum Co. ..............................................................      195,750
   1,700   Texaco, Inc. ...........................................................................      184,875
   4,400   Unocal Corp. ...........................................................................      170,775
                                                                                                     -----------
                                                                                                       1,062,544
                                                                                                     -----------
FINANCIAL SERVICES--2.60%
   1,000   American Express Co. ...................................................................       74,500
   2,000   Countrywide Credit Industries, Inc. ....................................................       62,375
   6,100   Loral Space & Communication*............................................................       91,500
   3,900   Morgan Stanley Dean Witter..............................................................      167,944
     900   Student Loan Marketing Association......................................................      114,300
                                                                                                     -----------
                                                                                                         510,619
                                                                                                     -----------
FOREST PRODUCTS, PAPER--0.66%
   3,500   James River Corp. ......................................................................      129,500
                                                                                                     -----------

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                                                 VALUE
---------                                                                                            -----------
COMMON STOCKS--(CONTINUED)
FOOD RETAIL--0.75%
   3,200   Safeway Inc.*...........................................................................  $   147,600
                                                                                                     -----------
GAS UTILITY--1.37%
   2,900   Columbia Gas System, Inc. ..............................................................      189,225
   2,600   MCN Corp. ..............................................................................       79,625
                                                                                                     -----------
                                                                                                         268,850
                                                                                                     -----------
HEAVY MACHINERY--3.59%
   2,900   Agco Corp. .............................................................................      104,219
   3,300   Case Corp. .............................................................................      227,287
   3,475   Caterpillar, Inc. ......................................................................      373,128
                                                                                                     -----------
                                                                                                         704,634
                                                                                                     -----------
HOTELS--1.38%
   4,500   Hilton Hotels Corp. ....................................................................      119,531
   1,700   Marriott International, Inc. ...........................................................      104,338
   2,400   Prime Hospitality Corp.*................................................................       47,400
                                                                                                     -----------
                                                                                                         271,269
                                                                                                     -----------
INDUSTRIAL PARTS--2.48%
   1,900   American Standard Companies Inc.*.......................................................       85,025
   3,000   Ingersoll Rand Co. .....................................................................      185,250
   1,900   United Technologies Corp. ..............................................................      157,700
   1,300   York International Corp. ...............................................................       59,800
                                                                                                     -----------
                                                                                                         487,775
                                                                                                     -----------
INDUSTRIAL SERVICES/SUPPLIES--1.22%
   7,250   ADT Ltd.*...............................................................................      239,250
                                                                                                     -----------
LIFE INSURANCE--4.11%
   2,300   Reliastar Financial Corp. ..............................................................      168,188
   3,600   SunAmerica Inc. ........................................................................      175,500
   7,333   The Travelers Group, Inc. ..............................................................      462,437
                                                                                                     -----------
                                                                                                         806,125
                                                                                                     -----------
LONG DISTANCE & PHONE COMPANIES--0.38%
   1,200   SBC Communications Inc. ................................................................       74,250
                                                                                                     -----------
MANUFACTURING-GENERAL--1.02%
   3,450   Crane Co. ..............................................................................      144,253
   1,620   Lucasvarity PLC ADR.....................................................................       56,093
                                                                                                     -----------
                                                                                                         200,346
                                                                                                     -----------
MEDICAL PRODUCTS--0.71%
   1,700   Johnson & Johnson.......................................................................      109,438
   1,000   Mentor Corp. ...........................................................................       29,625
                                                                                                     -----------
                                                                                                         139,063
                                                                                                     -----------
MEDICAL PROVIDERS--1.79%
   4,600   HEALTHSOUTH Corp.*......................................................................      114,712
   2,300   Lincare Holdings Inc.*..................................................................       98,900
   4,650   Tenet Healthcare Corp.*.................................................................      137,466
                                                                                                     -----------
                                                                                                         351,078
                                                                                                     -----------
MINING & METALS--1.34%
   2,300   Freeport-McMoran Copper & Gold, Inc. ...................................................       67,850
   2,300   Phelps Dodge Corp. .....................................................................      195,931
                                                                                                     -----------
                                                                                                         263,781
                                                                                                     -----------
NUMBER OF
 SHARES                                                                                                 VALUE
---------                                                                                            -----------

MOTOR VEHICLES--1.29%
   3,400   Breed Technologies, Inc. ...............................................................  $    78,200
   2,050   Echlin, Inc. ...........................................................................       73,800
   2,300   Lear Corp.*.............................................................................      102,062
                                                                                                     -----------
                                                                                                         254,062
                                                                                                     -----------
OIL REFINING--2.39%
   2,000   British Petroleum plc...................................................................      149,750
   2,300   Coastal Corp. ..........................................................................      122,331
     900   Repsol S.A., ADR........................................................................       38,194
     300   Shell Transport & Trading PLC...........................................................       37,725
   3,100   Tejas Gas Corp.*........................................................................      121,675
                                                                                                     -----------
                                                                                                         469,675
                                                                                                     -----------
OIL SERVICES--3.96%
   2,600   Camco International Inc. ...............................................................      142,350
   2,300   Diamond Offshore Drilling Inc.*.........................................................      179,687
   2,200   Ensco International Inc.*...............................................................      116,050
   2,300   Global Marine Inc.*.....................................................................       53,475
   3,600   Halliburton Co. ........................................................................      285,300
                                                                                                     -----------
                                                                                                         776,862
                                                                                                     -----------
OTHER INSURANCE--7.19%
   2,900   ACE Ltd. ...............................................................................      214,237
   4,591   Allstate Corp. .........................................................................      335,143
   1,950   American International Group Inc. ......................................................      291,281
   1,100   CIGNA Corp. ............................................................................      195,250
   3,700   Everest Reinsurance Holdings Inc. ......................................................      146,613
   1,200   Loews Corp. ............................................................................      120,150
   2,750   Travelers Aetna Property Casualty Corp. ................................................      109,656
                                                                                                     -----------
                                                                                                       1,412,330
                                                                                                     -----------
PUBLISHING--0.58%
   2,300   New York Times Co., Class A.............................................................      113,850
                                                                                                     -----------
RAILROADS--1.14%
   2,275   Canadian Pacific Ltd. ..................................................................       64,695
   5,000   Trinity Industries Inc. ................................................................      158,750
                                                                                                     -----------
                                                                                                         223,445
                                                                                                     -----------
REAL PROPERTY--2.55%
     600   Boston Properties Inc.*.................................................................       16,500
   1,500   Chelsea GCA Realty Inc. ................................................................       57,000
     350   Crescent Operating Inc.*................................................................        4,200
   3,500   Crescent Real Estate Equities...........................................................      111,125
   2,937   Equity Residential Properties Trust.....................................................      139,507
   1,000   Spieker Properties Inc. ................................................................       35,188
   3,050   Starwood Lodging Trust..................................................................      130,197
     575   Wellsford Real Properties Inc.*.........................................................        6,325
                                                                                                     -----------
                                                                                                         500,042
                                                                                                     -----------

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                                                 VALUE
---------                                                                                            -----------
COMMON STOCKS--(CONCLUDED)
SEMICONDUCTOR--1.26%
   2,300   Applied Materials, Inc.*................................................................  $   162,869
     600   Intel Corp. ............................................................................       85,087
                                                                                                     -----------
                                                                                                         247,956
                                                                                                     -----------
SPECIALTY RETAIL--1.24%
   4,050   Dollar General Corp. ...................................................................      151,875
   2,000   General Nutrition Companies, Inc.*......................................................       56,000
   1,800   Zale Corp.*.............................................................................       35,663
                                                                                                     -----------
                                                                                                         243,538
                                                                                                     -----------
THRIFT--0.44%
   2,000   Ahmanson, H F & Co. ....................................................................       86,000
                                                                                                     -----------
TOBACCO--1.94%
   8,600   Phillip Morris Companies Inc. ..........................................................      381,625
                                                                                                     -----------
Total Common Stocks (cost--$13,430,572)............................................................   17,708,241
                                                                                                     -----------
NUMBER OF
 SHARES                                                                                                 VALUE
---------                                                                                            -----------

PREFERRED STOCKS--3.85%
BANKS--0.87%
   2,500   Banco Commercial Portugues International Ltd. ..........................................  $   171,250
                                                                                                     -----------
FINANCIAL SERVICES--0.72%
   2,000   Devon Financing Trust+..................................................................      141,000
                                                                                                     -----------
FOREST PRODUCTS, PAPER--0.80%
   3,000   International Paper Capital Trust+......................................................      156,750
                                                                                                     -----------
MINING & METALS--0.27%
   1,000   Timet Capital Trust+....................................................................       52,500
                                                                                                     -----------
OTHER INSURANCE--0.76%
   2,000   Frontier Financing Trust+...............................................................      149,250
                                                                                                     -----------
THRIFT--0.43%
   1,500   Tosco Financing Trust+..................................................................       84,750
                                                                                                     -----------

Total Preferred Stocks (cost--$580,627)............................................................      755,500
                                                                                                     -----------

PRINCIPAL
 AMOUNT                                                              MATURITY           INTEREST
  (000)                                                               DATES              RATES
---------                                                      --------------------  --------------
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS--2.28%
$   450    U.S. Treasury Bills (cost--$448,611)..............        07/24/97           4.830%@          448,611
                                                                                                     -----------
REPURCHASE AGREEMENT--3.44%
    675    Repurchase Agreement dated 06/30/97 with State
             Street Bank & Trust Company, collateralized by
             $689,628 U.S. Treasury Notes, 6.250% due
             03/31/99; proceeds: $675,094
             (cost--$675,000)................................        07/01/97            5.000           675,000
                                                                                                     -----------
Total Investments (cost--$15,134,810)--99.76%................                                         19,587,352

Other assets in excess of liabilities--0.24%.................                                             47,896
                                                                                                     -----------
Net Assets--100.00%..........................................                                        $19,635,248
                                                                                                     -----------
                                                                                                     -----------

------------

*     Non-income producing security

+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

@    Yield to maturity for discounted securities.

ADR  American Depositary Receipt

                 See accompanying notes to financial statements

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
AGGRESSIVE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                  VALUE
---------                                                             -----------
COMMON STOCKS--93.81%
AGRICULTURE, FOOD & BEVERAGE--3.10%
   5,400    Dekalb Genetics Corp. ..................................  $   430,650
   3,700    Smithfield Foods Inc. ..................................      227,550
                                                                      -----------
                                                                          658,200
                                                                      -----------
APPAREL, RETAIL--3.58%
  20,600    TJX Companies Inc. New..................................      543,325
   9,000    Woolworth Corp.*........................................      216,000
                                                                      -----------
                                                                          759,325
                                                                      -----------
APPAREL, TEXTILES--2.53%
   4,300    Liz Claiborne, Inc. ....................................      200,488
  11,100    Wolverine World Wide Inc. ..............................      337,162
                                                                      -----------
                                                                          537,650
                                                                      -----------
BANKS--1.34%
   5,500    First Financial Corp. ..................................      161,562
   2,900    Star Banc Corp. ........................................      122,525
                                                                      -----------
                                                                          284,087
                                                                      -----------
CHEMICALS--2.58%
   2,000    Avery Dennison Corp. ...................................       80,250
   9,200    Gencorp Inc. ...........................................      212,750
   4,600    Tredegar Industries Inc. ...............................      255,300
                                                                      -----------
                                                                          548,300
                                                                      -----------
COMPUTER HARDWARE--4.20%
   3,400    Adaptec Inc.*...........................................      118,150
   6,600    Gateway 2000 Inc. ......................................      214,087
   9,000    Quantum Corp. ..........................................      182,813
   3,600    Stratus Computer Inc. ..................................      180,000
   5,100    Wind River Systems Inc. ................................      195,075
                                                                      -----------
                                                                          890,125
                                                                      -----------
COMPUTER SOFTWARE--10.17%
   7,200    BMC Software Inc.*......................................      398,700
   2,800    Cadence Design Systems Inc.*............................       93,800
  10,000    Compuware Corp.*........................................      477,500
   8,800    Manugistics Group Inc. .................................      391,600
   3,300    McAfee Associates Inc.*.................................      208,312
   5,300    National Instruments Corp. .............................      186,825
   2,600    Parametric Technology Corp.*............................      110,663
   5,500    Peoplesoft Inc.*........................................      290,125
                                                                      -----------
                                                                        2,157,525
                                                                      -----------
CONSTRUCTION, REAL PROPERTY--0.67%
   3,000    Mastec Inc. ............................................      141,938
                                                                      -----------
CONSUMER DURABLES--4.89%
   5,600    Ethan Allen Interiors Inc. .............................      319,200
  14,700    Furniture Brands International Inc.*....................      284,812
   5,800    Miller Herman Inc. .....................................      208,800
   8,500    Pier 1 Imports Inc. ....................................      225,250
                                                                      -----------
                                                                        1,038,062
                                                                      -----------
DIVERSIFIED RETAIL--0.88%
   5,900    Carson Pirie Scott & Co.*...............................      187,325
                                                                      -----------

NUMBER OF
 SHARES                                                                  VALUE
---------                                                             -----------

DRUGS & MEDICINE--3.04%
   7,300    Bio Technology General Corp.............................  $    98,550
   3,800    Dura Pharmaceuticals Inc. ..............................      151,525
   8,200    Herbalife International Inc. ...........................      133,250
   5,250    Medicis Pharmaceutical Corp. (1)........................      261,844
                                                                      -----------
                                                                          645,169
                                                                      -----------
ELECTRICAL EQUIPMENT--8.52%
   4,100    Boston Technology Inc.*.................................      121,206
   5,500    Comverse Technology Inc.*...............................      286,000
   6,600    Digital Microwave Corp. ................................      198,000
   2,900    Hutchinson Technology Inc. .............................       70,688
   7,300    Jabil Circuit Inc. .....................................      612,287
   1,700    Kimball International Inc. .............................       68,425
   3,300    SCI Systems Inc.*.......................................      210,375
   3,800    Sanmina Corp. (1).......................................      241,300
                                                                      -----------
                                                                        1,808,281
                                                                      -----------
ENERGY RESERVES & PRODUCTION--0.79%
   9,100    Snyder Oil Corp. .......................................      167,213
                                                                      -----------
ENTERTAINMENT--1.05%
   6,900    Westwood One Inc.*......................................      222,525
                                                                      -----------
FINANCIAL SERVICES--1.78%
  10,700    Americredit Corp. ......................................      224,700
   4,300    Green Tree Financial Corp. .............................      153,187
                                                                      -----------
                                                                          377,887
                                                                      -----------
FREIGHT, AIR, SEA, LAND--0.94%
   7,000    Expeditores International Washington Inc. ..............      198,625
                                                                      -----------
INDUSTRIAL PARTS--3.01%
   5,100    Crane Co. ..............................................      213,244
   1,800    Kaydon Corp. ...........................................       89,325
   5,200    SPX Corp. ..............................................      337,025
                                                                      -----------
                                                                          639,594
                                                                      -----------
INDUSTRIAL SERVICES/SUPPLIES--1.02%
   2,500    Corrections Corp. of America*...........................       99,375
   2,500    Robert Half International Inc.*.........................      117,656
                                                                      -----------
                                                                          217,031
                                                                      -----------
INFORMATION & COMPUTER SERVICES--2.03%
   4,600    HBO & Co. ..............................................      316,825
   2,200    Keane Inc. .............................................      114,400
                                                                      -----------
                                                                          431,225
                                                                      -----------
LIFE INSURANCE--3.28%
   8,800    Conseco Inc. ...........................................      325,600
   7,600    SunAmerica Inc. ........................................      370,500
                                                                      -----------
                                                                          696,100
                                                                      -----------
MEDICAL PROVIDERS--3.86%
   2,250    Health Management Associates Inc.*......................       64,125
   4,900    Lincare Holdings Inc.*..................................      210,700
  17,000    Novacare Inc.*..........................................      235,875
   4,300    Oxford Health Plans Inc.*...............................      308,525
                                                                      -----------
                                                                          819,225
                                                                      -----------

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
AGGRESSIVE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                  VALUE
---------                                                             -----------
COMMON STOCKS--(CONCLUDED)
MINING & METALS--1.19%
  10,800    Zeigler Coal Holding Co. ...............................  $   252,450
                                                                      -----------
MOTOR VEHICLES--1.86%
   7,100    Arvin Industries Inc. ..................................      193,475
   9,600    Mascotech Inc. .........................................      200,400
                                                                      -----------
                                                                          393,875
                                                                      -----------
OIL SERVICES--7.64%
   5,330    Camco International Inc. ...............................      291,817
   5,800    Cliffs Drilling Co.*....................................      211,700
   5,600    EVI Inc. ...............................................      235,200
  15,800    Global Marine Inc.*.....................................      367,350
  13,700    Marine Drilling Companies Inc. .........................      268,863
   7,600    Varco International Inc. ...............................      245,100
                                                                      -----------
                                                                        1,620,030
                                                                      -----------
OTHER INSURANCE--0.90%
   2,600    Orion Capital Corp. ....................................      191,750
                                                                      -----------
PUBLISHING--1.11%
   3,300    Central Newspapers Inc. ................................      236,363
                                                                      -----------
REAL PROPERTY--1.89%
   2,700    Medusa Corp. ...........................................      103,612
   6,800    Southdown, Inc.*........................................      296,650
                                                                      -----------
                                                                          400,262
                                                                      -----------
RESTAURANTS--1.07%
  13,900    Foodmaker Inc. .........................................      227,613
                                                                      -----------
SECURITIES & ASSET MANAGEMENT--0.73%
   4,520    Bear Stearns Co. Inc. ..................................      154,528
                                                                      -----------
SEMICONDUCTOR--6.57%
   4,200    Altera Corp. ...........................................      212,100
   8,500    Cellstar Corp. .........................................      260,313
   5,900    Dallas Semiconductor Corp. .............................      231,575
  15,700    Oak Technology Corp. ...................................      154,056
   4,200    Unitrode Corp. .........................................      211,575
   9,900    Vitesse Semiconductor Corp. ............................      323,606
                                                                      -----------
                                                                        1,393,225
                                                                      -----------
SPECIALTY RETAIL--4.18%
   4,900    Cole National Corp. ....................................      215,600
   4,400    Dollar Tree Stores Inc. ................................      221,650
   7,600    General Nutrition Companies, Inc.*......................      212,800
   8,700    MacFrugals Bargains Closeouts Inc.*.....................      237,075
                                                                      -----------
                                                                          887,125
                                                                      -----------
NUMBER OF
 SHARES                                                                  VALUE
---------                                                             -----------

THRIFT--3.41%
   3,400    Greenpoint Financial Corp. .............................  $   226,312
   2,600    Security Capital Corp. Wisconsin........................      245,700
   4,200    Washington Mutual Inc.*(1)..............................      250,950
                                                                      -----------
                                                                          722,962
                                                                      -----------

Total Common Stocks (cost--$15,014,029).............................   19,905,595
                                                                      -----------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED--2.90%
 230,515    Liquid Assets Portfolio.................................      230,515
 385,085    TempCash Portfolio......................................      385,085
                                                                      -----------

Total Investments of Cash Collateral for Securities Loaned
    (cost--$615,600)................................................      615,600
                                                                      -----------
NUMBER OF
 RIGHTS
---------
STOCK RIGHTS--6.64%
APPAREL, TEXTILES--0.78%
  12,800    Stride Rite Corp.,expiring 07/17/07.....................      164,800
                                                                      -----------
COMPUTER HARDWARE--2.24%
  15,000    Western Digital Corp.,expiring 11/30/98.................      474,375
                                                                      -----------
FREIGHT: AIR, SEA, LAND--0.87%
   4,200    Tidewater Inc.,expiring 5/1/00..........................      184,800
                                                                      -----------
HOUSEHOLD PRODUCTS--0.66%
   5,200    Church & Dwight Inc., expiring 5/17/98..................      139,100
                                                                      -----------
MINING & METALS--0.99%
  20,200    Bethleham Steel Corp., expiring 10/18/98................      210,838
                                                                      -----------
MOTOR VEHICLES--1.10%
   6,700    Federal Mogul Corp., expiring 11/14/98..................      234,500
                                                                      -----------

Total Stock Rights (cost--$1,023,773)...............................    1,408,413
                                                                      -----------

Total Investments (cost--$16,653,402)--
    103.35%.........................................................   21,929,608

Liabilities in excess of other assets--
    (3.35)%.........................................................     (711,183)
                                                                      -----------

Net Assets--100.00%.................................................  $21,218,425
                                                                      -----------
                                                                      -----------

---------------
*    Non-income producing security
(1)  Security, or a portion thereof, was on loan at June 30, 1997.

                 See accompanying notes to financial statements

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
HIGH GRADE FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                               MATURITY              INTEREST
  (000)                                                                DATES                 RATES            VALUE
---------                                                       --------------------  --------------------  ----------
U. S. GOVERNMENT OBLIGATIONS--17.69%
 $  900     U.S. Treasury Bills...............................  07/24/97 to 08/28/97    4.830 to 4.960%@    $  895,751
    200     U.S. Treasury Lincs...............................        08/15/09               6.000             186,757
    317     U.S. Treasury Notes...............................  12/31/99 to 09/30/01     6.375 to 7.750        325,044
                                                                                                            ----------
Total U. S. Government Obligations (cost--$1,417,192).........                                               1,407,552
                                                                                                            ----------
MORTGAGE-BACKED SECURITIES--40.65%
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--9.08%
    451     GNMA..............................................        01/15/24               7.000             442,997
    265     GNMA..............................................        11/15/17               8.500             279,809
                                                                                                            ----------
Total Government National Mortgage Association Certificates
  (cost--$702,810)............................................                                                 722,806
                                                                                                            ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--22.29%
    265     FNMA..............................................        02/02/06               5.875             249,449
     70     FNMA..............................................        12/01/08               6.000              67,764
    425     FNMA ARM..........................................        07/01/27               6.089             420,219
    536     FNMA..............................................  04/01/09 to 10/01/23         7.000             527,434
    363     FNMA..............................................        07/01/09               7.500             367,387
    139     FNMA..............................................        09/01/11               8.000             141,924
                                                                                                            ----------
Total Federal National Mortgage Association Certificates
  (cost--$1,772,395)..........................................                                               1,774,177
                                                                                                            ----------
COLLATERALIZED MORTGAGE OBLIGATIONS--9.28%
    100     Amresco Commercial Mortgage Funding I Corp.,
              Series 1997-C1, Class A1........................        06/17/29               6.730              99,844
     86     CS First Boston Mortgage Securities Corp., Series
              1995-WF1-A1.....................................        12/21/27               6.452              84,783
    128     FDIC REMIC Trust 1994-C1, Class 2A2...............        09/25/25               7.850             129,631
     72     FDIC REMIC Trust 1996-C1, Class 1A................        05/25/26               6.750              71,410
    191     Merrill Lynch Mortgage Investments Inc., Series
              1996-C1, Class A1...............................        04/25/28               7.150             192,998
    160     Morgan Stanley Capital I, Series 1997-WF1, Class
              A1+.............................................        07/15/29               6.830             159,900
                                                                                                            ----------
Total Collateralized Mortgage Obligations (cost--$739,402)....                                                 738,566
                                                                                                            ----------
Total Mortgage-Backed Securities (cost--$3,214,607)...........                                               3,235,549
                                                                                                            ----------
CORPORATE BONDS--46.97%
BANKS--8.39%
    200     BankAmerica Corp. ................................        06/15/04               7.625             206,244
    225     JP Morgan &Company Inc. ..........................        09/15/04               7.625             233,821
    235     MBNA Capital I....................................        12/01/26               8.278             227,398
                                                                                                            ----------
                                                                                                               667,463
                                                                                                            ----------
DIVERSIFIED RETAIL--2.95%
    250     Wal Mart Stores Inc. .............................        10/15/05               5.875             234,695
                                                                                                            ----------
FINANCIAL SERVICES--3.77%
    300     Commercial Credit Group Inc. .....................        05/01/02               6.875             300,121
                                                                                                            ----------
HOUSEHOLD PRODUCTS--2.54%
    225     Procter & Gamble Corp. ...........................        01/15/26               6.450             202,155
                                                                                                            ----------
INSURANCE--12.06%
    250     American Re Corp. ................................        12/15/26               7.450             247,046
    250     Equitable Life+...................................        12/01/05               6.950             245,620
    225     Loews Corp. ......................................        12/15/06               6.750             217,393
    250     Travelers Property Casualty Corp. ................        04/15/01               6.750             249,509
                                                                                                            ----------
                                                                                                               959,568
                                                                                                            ----------

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
HIGH GRADE FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                               MATURITY              INTEREST
  (000)                                                                DATES                 RATES            VALUE
---------                                                       --------------------  --------------------  ----------
CORPORATE BONDS--(CONCLUDED)
MEDIA--3.00%
 $  225     Continental Cablevision Inc. .....................        05/15/06               8.300%         $  238,666
                                                                                                            ----------
SECURITIES & ASSET MANAGEMENT--2.82%
    225     Lehman Brothers Holdings Inc. ....................        09/15/03               7.125             224,733
                                                                                                            ----------
YANKEE BONDS--11.44%
    225     ABN-AMRO Bank NV..................................        05/15/23               7.750             227,443
    225     Dresdner Bank AG..................................        09/15/05               6.625             218,952
    225     Societe Generale New York.........................        06/01/06               7.400             227,365
    250     Toronto Dominion Bank of Ontario..................        08/15/08               6.500             237,072
                                                                                                            ----------
                                                                                                               910,832
                                                                                                            ----------
Total Corporate Bonds (cost--$3,690,609)......................                                               3,738,233
                                                                                                            ----------
REPURCHASE AGREEMENT--2.76%
    220     Repurchase Agreement dated 06/30/97 with State
              Street Bank & Trust Company, collateralized by
              $224,768 U.S. Treasury Notes, 6.250%, due
              03/31/99; proceeds: $220,031 (cost--$220,000)...        07/01/97               5.000             220,000
                                                                                                            ----------
Total Investments (cost--$8,542,408)--108.07%.................                                               8,601,334

Liabilities in excess of other assets--(8.07)%................                                                (642,067)
                                                                                                            ----------
Net Assets--100.00%...........................................                                              $7,959,267
                                                                                                            ----------
                                                                                                            ----------

---------------

+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

@        Yield to maturity for discounted securities

ARM Adjustable rate mortgage security. The interest rate noted is the current rate at June 30, 1997.

REMIC    Real Estate Mortgage Investment Conduit

                 See accompanying notes to financial statements

PaineWebber Series Trust
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

                                                                                         MONEY
                                                                                        MARKET         GROWTH
                                                                                       PORTFOLIO      PORTFOLIO
                                                                                     -------------  -------------
ASSETS
  Investments, at value (cost--$11,723,591; $29,773,057; $21,370,818; $20,475,160;
    $11,432,711; $29,596,799; $15,134,810; $16,653,402 and $8,542,408,
    respectively)..................................................................  $  11,723,591  $  41,175,899

  Cash (including cash denominated in foreign currencies)..........................       --                5,093
  Dividends and interest receivable................................................         53,030         20,284
  Receivable for investments sold..................................................       --              642,404
  Unrealized appreciation of forward foreign currency contracts....................       --             --
  Other assets.....................................................................       --                  861
                                                                                     -------------  -------------
  Total assets.....................................................................     11,776,621     41,844,541
                                                                                     -------------  -------------

LIABILITIES
  Dividends payable................................................................         42,073       --
  Payable to affiliate.............................................................          4,740         23,770
  Payable for investments purchased................................................       --              954,935
  Collateral for securities loaned.................................................       --            1,861,500
  Payable for shares of beneficial interest repurchased............................       --             --
  Unrealized depreciation of forward foreign currency contracts....................       --             --
  Accrued expenses and other liabilities...........................................         45,189        109,819
                                                                                     -------------  -------------
  Total liabilities................................................................         92,002      2,950,024
                                                                                     -------------  -------------

NET ASSETS
  Beneficial interest shares of $0.001 par value outstanding--11,693,430;
    2,145,911; 1,643,020; 1,955,733; 1,008,671; 2,671,520; 1,357,152; 1,490,319 and
    856,898, respectively (unlimited amount authorized)............................     11,695,030     22,768,880
  Accumulated net investment income (loss).........................................       --               23,177
  Accumulated net realized gains (losses) from investment transactions.............        (10,411)     4,699,618
  Net unrealized appreciation (depreciation) of investments and other assets and
    liabilities denominated in foreign currencies..................................       --           11,402,842
                                                                                     -------------  -------------
  Net assets.......................................................................  $  11,684,619  $  38,894,517
                                                                                     -------------  -------------
                                                                                     -------------  -------------

Net asset value, offering price and redemption value per share.....................          $1.00         $18.12
                                                                                     -------------  -------------
                                                                                     -------------  -------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                                                       HIGH GRADE
                                     GLOBAL       GLOBAL       STRATEGIC                     GROWTH      AGGRESSIVE      FIXED
                                     GROWTH       INCOME     FIXED INCOME     BALANCED     AND INCOME      GROWTH        INCOME
                                    PORTFOLIO    PORTFOLIO     PORTFOLIO      PORTFOLIO    PORTFOLIO      PORTFOLIO    PORTFOLIO
                                   -----------  -----------  -------------   -----------  ------------   -----------  ------------
ASSETS
Investments, at value
    (cost--$11,723,591;
    $29,773,057; $21,370,818;
    $20,475,160; $11,432,711;
    $29,596,799; $15,134,810;
    $16,653,402 and $8,542,408,
    respectively)................  $26,001,733  $20,255,386   $11,520,119    $34,607,464  $19,587,352    $21,929,608  $ 8,601,334

Cash (including cash denominated
    in foreign currencies).......       84,739    1,231,277       --             --             1,966        --               940
Dividends and interest
    receivable...................       68,889      478,508       121,210        170,093       19,702         10,299       74,329
Receivable for investments
    sold.........................      142,282    1,655,145       --             596,585      261,440         46,998      --
Unrealized appreciation of
    forward foreign currency
    contracts....................      --           309,341       --             --           --             --           --
Other assets.....................        3,233      --              1,065          1,376          226        --               144
                                   -----------  -----------  -------------   -----------  ------------   -----------  ------------
Total assets.....................   26,300,876   23,929,657    11,642,394     35,375,518   19,870,686     21,986,905    8,676,747
                                   -----------  -----------  -------------   -----------  ------------   -----------  ------------

LIABILITIES
Dividends payable................      --           --            --             --           --             --           --
Payable to affiliate.............       15,457       13,634         4,402         20,395       11,144         13,581        3,306
Payable for investments
    purchased....................      242,764    1,654,730       926,827      1,289,563      176,956        --           681,419
Collateral for securities
    loaned.......................      615,850      --            --           1,027,500      --             615,600      --
Payable for shares of beneficial
    interest repurchased.........        9,114       41,955       --             --           --             --           --
Unrealized depreciation of
    forward foreign currency
    contracts....................      --           178,485       --             --           --             --           --
Accrued expenses and other
    liabilities..................      104,135      146,450        76,045        112,910       47,338        139,299       32,755
                                   -----------  -----------  -------------   -----------  ------------   -----------  ------------
Total liabilities................      987,320    2,035,254     1,007,274      2,450,368      235,438        768,480      717,480
                                   -----------  -----------  -------------   -----------  ------------   -----------  ------------

NET ASSETS
Beneficial interest shares of
    $0.001 par value
    outstanding--11,693,430;
    2,145,911; 1,643,020;
    1,955,733; 1,008,671;
    2,671,520; 1,357,152;
    1,490,319 and 856,898,
    respectively (unlimited
    amount authorized)...........   22,033,122   21,699,254    10,536,077     25,663,467   13,402,576     14,566,149    7,762,742
Accumulated net investment income
    (loss).......................       55,671      531,943       327,453        322,555       79,597        (59,372)     212,678
Accumulated net realized gains
    (losses) from investment
    transactions.................   (1,402,918)    (227,321)     (322,273)     1,928,463    1,700,533      1,435,442      (75,079)
Net unrealized appreciation
    (depreciation) of investments
    and other assets and
    liabilities denominated in
    foreign currencies...........    4,627,681     (109,473)       93,863      5,010,665    4,452,542      5,276,206       58,926
                                   -----------  -----------  -------------   -----------  ------------   -----------  ------------
Net assets.......................  $25,313,556  $21,894,403   $10,635,120    $32,925,150  $19,635,248    $21,218,425  $ 7,959,267
                                   -----------  -----------  -------------   -----------  ------------   -----------  ------------
                                   -----------  -----------  -------------   -----------  ------------   -----------  ------------

Net asset value, offering price
  and redemption value per
  share..........................       $15.41       $11.19        $10.54         $12.32       $14.47         $14.24        $9.29
                                   -----------  -----------  -------------   -----------  ------------   -----------  ------------
                                   -----------  -----------  -------------   -----------  ------------   -----------  ------------

                 See accompanying notes to financial statements

PaineWebber Series Trust
--------------------------------------------------------------------------------
Statement of Operations
For the Six Months Ended June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

                                                                                            MONEY
                                                                                            MARKET       GROWTH
                                                                                          PORTFOLIO    PORTFOLIO
                                                                                          ----------  ------------
    INVESTMENT INCOME:
    Interest (net of foreign withholding taxes, if any).................................  $  333,194  $    208,836
    Dividends (net of foreign withholding taxes, if any)................................      --            70,748
                                                                                          ----------  ------------
                                                                                             333,194       279,584
                                                                                          ----------  ------------
    EXPENSES:
    Investment advisory and administration fees.........................................      29,846       148,023
    Legal and audit.....................................................................      26,305        49,230
    Reports and notices to shareholders.................................................      12,862        30,142
    Trustees' fees and expenses.........................................................       3,750         3,750
    Transfer agency fees and expenses...................................................         750           750
    Custody and accounting..............................................................         606        13,653
    Other expenses......................................................................      10,208        10,859
                                                                                          ----------  ------------
                                                                                              84,327       256,407
                                                                                          ----------  ------------
    Net investment income (loss)........................................................     248,867        23,177
                                                                                          ----------  ------------
    REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT TRANSACTIONS:
    Net realized gains (losses) from:
      Investment transactions...........................................................      --         4,850,035
      Foreign currency transactions.....................................................      --           --
    Net change in unrealized appreciation/depreciation of:
      Investments.......................................................................      --        (3,456,517)
      Other assets, liabilities and forward contracts denominated in foreign
        currencies......................................................................      --           --
                                                                                          ----------  ------------
    Net realized and unrealized gains (losses) from investment activities...............      --         1,393,518
                                                                                          ----------  ------------
    Net increase in net assets resulting from operations................................  $  248,867  $  1,416,695
                                                                                          ----------  ------------
                                                                                          ----------  ------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                                                      HIGH GRADE
                                      GLOBAL      GLOBAL      STRATEGIC                    GROWTH      AGGRESSIVE       FIXED
                                      GROWTH      INCOME    FIXED INCOME     BALANCED    AND INCOME      GROWTH         INCOME
                                    PORTFOLIO   PORTFOLIO     PORTFOLIO      PORTFOLIO    PORTFOLIO    PORTFOLIO      PORTFOLIO
                                    ----------  ----------  -------------   -----------  -----------  ------------   ------------
    INVESTMENT INCOME:
    Interest (net of foreign
      withholding taxes, if
      any)........................  $    8,256  $  929,119    $ 390,013     $   404,094  $   51,470    $   11,653     $ 282,285
    Dividends (net of foreign
      withholding taxes, if
      any)........................     224,991      --          --              170,773     123,905        48,874        --
                                    ----------  ----------  -------------   -----------  -----------  ------------   ------------
                                       233,247     929,119      390,013         574,867     175,375        60,527       282,285
                                    ----------  ----------  -------------   -----------  -----------  ------------   ------------
    EXPENSES:
    Investment advisory and
      administration fees.........      92,350      87,905       26,834         122,427      61,489        78,234        19,956
    Legal and audit...............       9,055      29,941       13,041          62,401      12,947        14,971        17,731
    Reports and notices to
      shareholders................       3,944      19,659       10,422          42,324       9,532         7,927        15,344
    Trustees' fees and expenses...       3,750       3,750        3,750           3,750       3,750         3,750         3,750
    Transfer agency fees and
      expenses....................         750         750          750             750         750           750           750
    Custody and accounting........      19,299      44,889        4,229          10,691       6,279         6,849         3,240
    Other expenses................         297      46,822          690           9,969       4,257         4,264         3,543
                                    ----------  ----------  -------------   -----------  -----------  ------------   ------------
                                       129,445     233,716       59,716         252,312      99,004       116,745        64,314
                                    ----------  ----------  -------------   -----------  -----------  ------------   ------------
    Net investment income
      (loss)......................     103,802     695,403      330,297         322,555      76,371       (56,218)      217,971
                                    ----------  ----------  -------------   -----------  -----------  ------------   ------------
    REALIZED AND UNREALIZED GAINS
      (LOSSES) FROM INVESTMENT
      TRANSACTIONS:
    Net realized gains (losses)
      from:
      Investment transactions.....   1,495,915     (12,490)     (57,654)      1,937,091   1,709,262     1,430,745       (27,295)
      Foreign currency
      transactions................     (31,572)   (214,733)       7,590         --           --           --             --
    Net change in unrealized
      appreciation/depreciation
      of:
      Investments.................   1,224,305    (559,165)      65,311       1,671,619   1,265,787       326,743       (23,649)
      Other assets, liabilities
        and forward contracts
        denominated in foreign
        currencies................      (2,937)    170,864       (1,117)        --           --           --             --
                                    ----------  ----------  -------------   -----------  -----------  ------------   ------------
    Net realized and unrealized
      gains (losses) from
      investment activities.......   2,685,711    (615,524)      14,130       3,608,710   2,975,049     1,757,488       (50,944)
                                    ----------  ----------  -------------   -----------  -----------  ------------   ------------
    Net increase in net assets
      resulting from operations...  $2,789,513  $   79,879    $ 344,427     $ 3,931,265  $3,051,420    $1,701,270     $ 167,027
                                    ----------  ----------  -------------   -----------  -----------  ------------   ------------
                                    ----------  ----------  -------------   -----------  -----------  ------------   ------------

                 See accompanying notes to financial statements

PaineWebber Series Trust
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
------------------------------------------------------------

                                                                                     MONEY MARKET PORTFOLIO
                                                                               ----------------------------------
                                                                                FOR THE SIX
                                                                                MONTHS ENDED      FOR THE YEAR
                                                                               JUNE 30, 1997         ENDED
                                                                                (UNAUDITED)    DECEMBER 31, 1996
                                                                               --------------  ------------------
FROM OPERATIONS:
    Net investment income....................................................   $    248,867      $    676,800
    Net realized gains from investment transactions..........................        --                  5,435
                                                                               --------------  ------------------
    Net increase in net assets resulting from operations.....................        248,867           682,235
                                                                               --------------  ------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income....................................................       (248,867)         (676,800)
                                                                               --------------  ------------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from the sale of shares.....................................      3,865,482        10,397,169
    Cost of shares repurchased...............................................     (4,717,928)      (20,822,547)
    Proceeds from dividends reinvested.......................................        249,904           732,906
                                                                               --------------  ------------------
    Net decrease in net assets derived from beneficial interest
      transactions...........................................................       (602,542)       (9,692,472)
                                                                               --------------  ------------------
    Net decrease in net assets...............................................       (602,542)       (9,687,037)

NET ASSETS:
    Beginning of period......................................................     12,287,161        21,974,198
                                                                               --------------  ------------------
    End of period............................................................   $ 11,684,619      $ 12,287,161
                                                                               --------------  ------------------
                                                                               --------------  ------------------

                 See accompanying notes to financial statements

PaineWebber Series Trust
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
------------------------------------------------------------

                                                                                        GROWTH PORTFOLIO
                                                                               ----------------------------------
                                                                                FOR THE SIX
                                                                                MONTHS ENDED      FOR THE YEAR
                                                                               JUNE 30, 1997         ENDED
                                                                                (UNAUDITED)    DECEMBER 31, 1996
                                                                               --------------  ------------------
FROM OPERATIONS:
    Net investment income (loss).............................................   $     23,177      $   (126,059)
    Net realized gains from investment transactions..........................      4,850,035         6,920,115
    Net change in unrealized appreciation/depreciation of investments........     (3,456,517)          492,510
                                                                               --------------  ------------------
    Net increase in net assets resulting from operations.....................      1,416,695         7,286,566
                                                                               --------------  ------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net realized gains from investments......................................        --             (6,898,716)
                                                                               --------------  ------------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from the sale of shares.....................................        905,228         5,722,479
    Cost of shares repurchased...............................................     (6,670,524)      (16,565,313)
    Proceeds from dividends reinvested.......................................      6,886,404         4,027,837
                                                                               --------------  ------------------
    Net increase (decrease) in net assets derived from beneficial interest
      transactions...........................................................      1,121,108        (6,814,997)
                                                                               --------------  ------------------
    Net increase (decrease) in net assets....................................      2,537,803        (6,427,147)

NET ASSETS:
    Beginning of period......................................................     36,356,714        42,783,861
                                                                               --------------  ------------------
    End of period (including accumulated net investment income of $23,177 at
      June 30, 1997).........................................................   $ 38,894,517      $ 36,356,714
                                                                               --------------  ------------------
                                                                               --------------  ------------------

                 See accompanying notes to financial statements

PaineWebber Series Trust
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
------------------------------------------------------------

                                                                                    GLOBAL GROWTH PORTFOLIO
                                                                               ----------------------------------
                                                                                FOR THE SIX
                                                                                MONTHS ENDED      FOR THE YEAR
                                                                               JUNE 30, 1997         ENDED
                                                                                (UNAUDITED)    DECEMBER 31, 1996
                                                                               --------------  ------------------
FROM OPERATIONS:
    Net investment income....................................................   $    103,802      $    122,459
    Net realized gains (losses) from:
        Investment transactions..............................................      1,495,915         1,324,543
        Foreign currency transactions........................................        (31,572)          (28,307)
    Net change in unrealized appreciation/depreciation of:
        Investments..........................................................      1,224,305         2,292,264
        Other assets and liabilities denominated in foreign currencies.......         (2,937)           (2,576)
                                                                               --------------  ------------------
    Net increase in net assets resulting from operations.....................      2,789,513         3,708,383
                                                                               --------------  ------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income....................................................        --               (142,283)
                                                                               --------------  ------------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from the sale of shares.....................................        535,849         2,414,636
    Cost of shares repurchased...............................................     (3,855,351)       (8,786,727)
    Proceeds from dividends reinvested.......................................        142,283           --
                                                                               --------------  ------------------
    Net decrease in net assets derived from beneficial interest
      transactions...........................................................     (3,177,219)       (6,372,091)
                                                                               --------------  ------------------
    Net decrease in net assets...............................................       (387,706)       (2,805,991)

NET ASSETS:
    Beginning of period......................................................     25,701,262        28,507,253
                                                                               --------------  ------------------
    End of period (including accumulated net investment income of $55,671 at
      June 30, 1997).........................................................   $ 25,313,556      $ 25,701,262
                                                                               --------------  ------------------
                                                                               --------------  ------------------

                 See accompanying notes to financial statements

PaineWebber Series Trust
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
------------------------------------------------------------

                                                                                    GLOBAL INCOME PORTFOLIO
                                                                               ----------------------------------
                                                                                FOR THE SIX
                                                                                MONTHS ENDED      FOR THE YEAR
                                                                               JUNE 30, 1997         ENDED
                                                                                (UNAUDITED)    DECEMBER 31, 1996
                                                                               --------------  ------------------
FROM OPERATIONS:
    Net investment income....................................................   $    695,403      $  2,013,056
    Net realized gains (losses) from:
        Investment transactions..............................................        (12,490)          552,474
        Foreign currency transactions........................................       (214,733)         (153,052)
    Net change in unrealized appreciation/depreciation of:
        Investments..........................................................       (559,165)         (601,324)
        Other assets, liabilities and forward contracts denominated in
          foreign currencies.................................................        170,864            21,138
                                                                               --------------  ------------------
    Net increase in net assets resulting from operations.....................         79,879         1,832,292
                                                                               --------------  ------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income....................................................        --             (1,740,961)
    Net realized gains from investments......................................        --                (18,905)
                                                                               --------------  ------------------
                                                                                     --             (1,759,866)
                                                                               --------------  ------------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from the sale of shares.....................................      2,003,852         1,111,951
    Cost of shares repurchased...............................................     (4,625,493)      (15,880,673)
    Proceeds from dividends reinvested.......................................        --              3,432,887
                                                                               --------------  ------------------
    Net decrease in net assets derived from beneficial interest
      transactions...........................................................     (2,621,641)      (11,335,835)
                                                                               --------------  ------------------
    Net decrease in net assets...............................................     (2,541,762)      (11,263,409)

NET ASSETS:
    Beginning of period......................................................     24,436,165        35,699,574
                                                                               --------------  ------------------
    End of period (including accumulated net investment income of $531,943 at
      June 30, 1997).........................................................   $ 21,894,403      $ 24,436,165
                                                                               --------------  ------------------
                                                                               --------------  ------------------

                 See accompanying notes to financial statements

PaineWebber Series Trust
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
------------------------------------------------------------

                                                                                STRATEGIC FIXED INCOME PORTFOLIO
                                                                               ----------------------------------
                                                                                FOR THE SIX
                                                                                MONTHS ENDED      FOR THE YEAR
                                                                               JUNE 30, 1997         ENDED
                                                                                (UNAUDITED)    DECEMBER 31, 1996
                                                                               --------------  ------------------
FROM OPERATIONS:
    Net investment income....................................................   $    330,297      $    737,966
    Net realized gains (losses) from:
        Investment transactions..............................................        (57,654)         (172,806)
        Foreign currency transactions........................................          7,590              (921)
    Net change in unrealized appreciation/depreciation of:
        Investments..........................................................         65,311          (217,268)
        Other assets and liabilities denominated in foreign currencies.......         (1,117)            9,255
                                                                               --------------  ------------------
    Net increase in net assets resulting from operations.....................        344,427           356,226
                                                                               --------------  ------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income....................................................        --               (732,890)
    Net realized gains from investments......................................        --                (99,878)
                                                                               --------------  ------------------
                                                                                     --               (832,768)
                                                                               --------------  ------------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from the sale of shares.....................................        454,802         1,827,507
    Cost of shares repurchased...............................................     (1,586,032)       (6,631,576)
    Proceeds from dividends reinvested.......................................        732,890         2,228,680
                                                                               --------------  ------------------
    Net decrease in net assets derived from beneficial interest
      transactions...........................................................       (398,340)       (2,575,389)
                                                                               --------------  ------------------
    Net decrease in net assets...............................................        (53,913)       (3,051,931)

NET ASSETS:
    Beginning of period......................................................     10,689,033        13,740,964
                                                                               --------------  ------------------
    End of period (including accumulated net investment income of $327,453 at
      June 30, 1997).........................................................   $ 10,635,120      $ 10,689,033
                                                                               --------------  ------------------
                                                                               --------------  ------------------

                 See accompanying notes to financial statements

PaineWebber Series Trust
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
------------------------------------------------------------

                                                                                       BALANCED PORTFOLIO
                                                                               ----------------------------------
                                                                                FOR THE SIX
                                                                                MONTHS ENDED      FOR THE YEAR
                                                                               JUNE 30, 1997         ENDED
                                                                                (UNAUDITED)    DECEMBER 31, 1996
                                                                               --------------  ------------------
FROM OPERATIONS:
    Net investment income....................................................   $    322,555      $    763,303
    Net realized gains from investment transactions..........................      1,937,091         3,319,346
    Net change in unrealized appreciation/depreciation of investments........      1,671,619           970,372
                                                                               --------------  ------------------
    Net increase in net assets resulting from operations.....................      3,931,265         5,053,021
                                                                               --------------  ------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income....................................................        --               (762,589)
    Net realized gains from investments......................................        --             (3,328,217)
                                                                               --------------  ------------------
                                                                                     --             (4,090,806)
                                                                               --------------  ------------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from the sale of shares.....................................        478,802        13,793,963
    Cost of shares repurchased...............................................     (4,799,416)      (11,275,286)
    Proceeds from dividends reinvested.......................................      4,090,806         2,329,515
                                                                               --------------  ------------------
    Net increase (decrease) in net assets derived from beneficial interest
      transactions...........................................................       (229,808)        4,848,192
                                                                               --------------  ------------------
    Net increase in net assets...............................................      3,701,457         5,810,407

NET ASSETS:
    Beginning of period......................................................     29,223,693        23,413,286
                                                                               --------------  ------------------
    End of period (including accumulated net investment income of $322,555 at
      June 30, 1997).........................................................   $ 32,925,150      $ 29,223,693
                                                                               --------------  ------------------
                                                                               --------------  ------------------

                 See accompanying notes to financial statements

PaineWebber Series Trust
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
------------------------------------------------------------

                                                                                  GROWTH AND INCOME PORTFOLIO
                                                                               ----------------------------------
                                                                                FOR THE SIX
                                                                                MONTHS ENDED      FOR THE YEAR
                                                                               JUNE 30, 1997         ENDED
                                                                                (UNAUDITED)    DECEMBER 31, 1996
                                                                               --------------  ------------------
FROM OPERATIONS:
    Net investment income....................................................   $     76,371      $     77,619
    Net realized gains from investment transactions..........................      1,709,262         2,474,005
    Net change in unrealized appreciation/depreciation of investments........      1,265,787           572,936
                                                                               --------------  ------------------
    Net increase in net assets resulting from operations.....................      3,051,420         3,124,560
                                                                               --------------  ------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income....................................................        --                (71,861)
    Net realized gains from investments......................................        --             (2,474,302)
                                                                               --------------  ------------------
                                                                                     --             (2,546,163)
                                                                               --------------  ------------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from the sale of shares.....................................      2,226,969         3,555,574
    Cost of shares repurchased...............................................     (2,709,547)       (4,567,939)
    Proceeds from dividends reinvested.......................................      2,546,162           157,655
                                                                               --------------  ------------------
    Net increase (decrease) in net assets derived from beneficial interest
      transactions...........................................................      2,063,584          (854,710)
                                                                               --------------  ------------------
    Net increase (decrease) in net assets....................................      5,115,004          (276,313)

NET ASSETS:
    Beginning of period......................................................     14,520,244        14,796,557
                                                                               --------------  ------------------
    End of period (including accumulated net investment income of $79,597 at
      June 30, 1997).........................................................   $ 19,635,248      $ 14,520,244
                                                                               --------------  ------------------
                                                                               --------------  ------------------

                 See accompanying notes to financial statements

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Statement of Changes in Net Assets
------------------------------------------------------------

                                                                                  AGGRESSIVE GROWTH PORTFOLIO
                                                                               ----------------------------------
                                                                                FOR THE SIX
                                                                                MONTHS ENDED      FOR THE YEAR
                                                                               JUNE 30, 1997         ENDED
                                                                                (UNAUDITED)    DECEMBER 31, 1996
                                                                               --------------  ------------------
FROM OPERATIONS:
    Net investment loss......................................................   $    (56,218)     $   (144,571)
    Net realized gains from investment transactions..........................      1,430,745         1,629,658
    Net change in unrealized appreciation/depreciation of investments........        326,743         2,835,132
                                                                               --------------  ------------------
    Net increase in net assets resulting from operations.....................      1,701,270         4,320,219
                                                                               --------------  ------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net realized gains from investments......................................        --             (1,587,776)
                                                                               --------------  ------------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from the sale of shares.....................................      1,256,645         2,195,993
    Cost of shares repurchased...............................................     (2,494,383)       (3,954,371)
    Proceeds from dividends reinvested.......................................      1,587,776           532,573
                                                                               --------------  ------------------
    Net increase (decrease) in net assets derived from beneficial interest
      transactions...........................................................        350,038        (1,225,805)
                                                                               --------------  ------------------
    Net increase in net assets...............................................      2,051,308         1,506,638

NET ASSETS:
    Beginning of period......................................................     19,167,117        17,660,479
                                                                               --------------  ------------------
    End of period............................................................   $ 21,218,425      $ 19,167,117
                                                                               --------------  ------------------
                                                                               --------------  ------------------

                 See accompanying notes to financial statements

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PaineWebber Series Trust
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
------------------------------------------------------------

                                                                                        HIGH GRADE FIXED
                                                                                        INCOME PORTFOLIO
                                                                               ----------------------------------
                                                                                FOR THE SIX
                                                                                MONTHS ENDED      FOR THE YEAR
                                                                               JUNE 30, 1997         ENDED
                                                                                (UNAUDITED)    DECEMBER 31, 1996
                                                                               --------------  ------------------

FROM OPERATIONS:
    Net investment income....................................................   $    217,971      $    448,587
    Net realized gains (losses) from investment transactions.................        (27,295)           13,605
    Net change in unrealized appreciation/depreciation of investments........        (23,649)         (368,487)
                                                                               --------------  ------------------
    Net increase in net assets resulting from operations.....................        167,027            93,705
                                                                               --------------  ------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income....................................................        --               (451,613)
                                                                               --------------  ------------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from the sale of shares.....................................        554,080         1,586,211
    Cost of shares repurchased...............................................     (1,115,490)       (3,017,538)
    Proceeds from dividends reinvested.......................................        451,612           544,295
                                                                               --------------  ------------------
    Net decrease in net assets derived from beneficial interest
      transactions...........................................................       (109,798)         (887,032)
                                                                               --------------  ------------------
    Net increase (decrease) in net assets....................................         57,229        (1,244,940)

NET ASSETS:
    Beginning of period......................................................      7,902,038         9,146,978
                                                                               --------------  ------------------
    End of period (including accumulated net investment income of $212,678 at
      June 30, 1997).........................................................   $  7,959,267      $  7,902,038
                                                                               --------------  ------------------
                                                                               --------------  ------------------

                 See accompanying notes to financial statements

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Notes to Financial Statements (unaudited)
------------------------------------------------------------

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    PaineWebber Series Trust (the "Fund") is organized under Massachusetts law by a Declaration of Trust dated November 21, 1986 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended, as an open-end management investment company.

    The Fund has nine series of shares available for investment, each having its own investment objectives and policies: the Money Market Portfolio, the Growth Portfolio, the Global Growth Portfolio, the Global Income Portfolio, the Strategic Fixed Income Portfolio, the Balanced Portfolio, the Growth and Income Portfolio, the Aggressive Growth Portfolio and the High Grade Fixed Income Portfolio (collectively referred to as the "Portfolios"). At the close of business on January 26, 1996, shares of the former Asset Allocation Portfolio were substituted for all shares of the former Balanced Portfolio, the sub-advisory agreement between Mitchell Hutchins and Provident Investment Counsel, Inc. was terminated, and the former Asset Allocation Portfolio was renamed the Balanced Portfolio.

    All series of shares are diversified except Global Income Portfolio. Shares of each series of the Fund are offered only to insurance company separate accounts which fund certain variable contracts. Shares of each series of the Fund are offered to separate accounts of PaineWebber Life Insurance Company ("PaineWebber Life"). PaineWebber Life is a wholly-owned subsidiary of PaineWebber Life Holdings Inc., which in turn is a wholly-owned subsidiary of PaineWebber Group Inc.

    The preparation of financial statements in accordance with generally accepted accounting principles requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

    VALUATION OF INVESTMENTS--Securities that are listed on U.S. and foreign stock exchanges are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), the portfolios adviser and a wholly owned subsidiary of PaineWebber Incorporated ("PaineWebber"), or by the applicable sub-adviser, as the primary market for each Portfolio. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") are valued at the last trade price on Nasdaq prior to the time of valuation; other OTC securities (other than short-term debt securities described below) are valued at the last quoted bid price available in the OTC market prior to the time of valuation. The amortized cost method of valuation, which approximates market value, is used to value short-term debt obligations with sixty days or less remaining to maturity, including the Money Market Portfolio which values all of its investments at amortized cost, unless the Fund's board of trustees determines that this does not represent fair value. Securities and assets for which market quotations are not readily available (including restricted securities subject to limitations as to their

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PaineWebber Series Trust
--------------------------------------------------------------------------------
------------------------------------------------------------
sale) are valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees.

    All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time such valuation is determined by the Fund's custodians, unless the board of trustees determines that this does not represent fair value. Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in a computation of the Portfolios' net asset values. If events materially affecting the value of such investments or currency exchange rates occurs during such time period, the securities are valued at their fair value as determined in good faith by or under the direction of the Fund's board of trustees.

    REPURCHASE AGREEMENTS--Each Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Portfolio occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

    REVERSE REPURCHASE AGREEMENTS--Each Portfolio may enter into reverse repurchase agreements with banks and broker-dealers up to an aggregate value of not more than 5% of its total assets (10% of total assets for the Global Income and Balanced Portfolios). For the six months ended June 30, 1997, the Portfolios had no reverse repurchase agreements outstanding.

    INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost basis. Dividend income and other distributions are recorded on the ex-dividend date ("ex-date") (except for certain dividends from foreign securities that are recorded as soon after the ex-date as the respective Portfolios, using reasonable diligence, become aware of such dividends). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

    FOREIGN CURRENCY TRANSLATION--The books and records of the Portfolios are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations.

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------------------------------------------------------------

    Although the net assets and the market values of the Portfolios are presented at the foreign exchange rates at the end of the period, the Portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effects of fluctuations in the market price of investment securities. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations. Pursuant to federal income tax regulations, realized currency gain/loss on investment transactions includes realized foreign exchange gains/losses from the sale of portfolio debt securities, sales of foreign currencies, currency gains/ losses realized between trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios' books and the U.S. dollar equivalent of the amounts received or paid. Gains/losses from translating foreign currency denominated assets and liabilities at the year end exchange rates are included in change in unrealized appreciation/depreciation of other assets and liabilities denominated in foreign currencies. Net realized foreign currency gain (loss) is treated as ordinary income for income tax reporting purposes.

    FORWARD FOREIGN CURRENCY CONTRACTS--Certain Portfolios may enter into forward foreign currency exchange contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. These Portfolios may also engage in cross-hedging by using forward contracts in one currency to hedge fluctuations in the value of securities denominated in a different currency if Mitchell Hutchins, or the applicable sub-adviser, anticipates that there is a correlation between the two currencies. Forward contracts may also be used to shift a Portfolio's exposure to foreign currency fluctuations from one country to another.

    These Portfolios have no specific limitation on the percentage of assets which may be committed to such contracts; however, the value of all forward contracts will not exceed the total market value of a Portfolio's total assets. The Portfolios may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the positions being hedged by such contracts or (2) the Portfolios maintain cash, U.S. government securities or liquid, high-grade debt securities in a segregated account in an amount not less than the value of the Portfolio's total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

    Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

    Fluctuations in the value of forward contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolios. Realized gains and losses include net gains or losses recognized by the Portfolios on contracts which have matured.

    OPTION WRITING--Certain Portfolios may write (sell) put and call options in order to gain exposure to or protect against changes in the markets. When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as

PaineWebber Series Trust
--------------------------------------------------------------------------------
------------------------------------------------------------
an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security which the Portfolio purchases upon exercise of the option.

    FUTURES CONTRACTS--Strategic Fixed Income Portfolio is the only Portfolio currently engaged in future contracts as an alternative investment for traditional treasury securities. Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value.

    Upon entering into a financial futures contract, a Portfolio is required to pledge to a broker an amount equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments known as "variation margin," are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized.

    DIVIDENDS AND DISTRIBUTIONS-- Dividends and distributions to shareholders are recorded on the ex-date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

    Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which certain portfolios are authorized to invest. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country or region.

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--------------------------------------------------------------------------------
------------------------------------------------------------

    Small cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk investing in larger companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects.

    The ability of the issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments particular to a specific industry, country or region.

WRITTEN OPTION ACTIVITY

    Written option activity for the six months ended June 30, 1997 for the Strategic Fixed Income Portfolio was as follows:

                                                                AMOUNT OF
                                                    NUMBER OF   PREMIUMS
                                                     OPTIONS    RECEIVED
                                                    ---------   ---------
Options outstanding at December 31, 1996..........       0             0
Options written during the period ended June 30,
  1997............................................       4      $  2,455
Options expired prior to exercise.................      (4)       (2,455)
                                                       ---      ---------
Options outstanding at June 30, 1997..............       0      $      0
                                                       ---      ---------
                                                       ---      ---------

INVESTMENT ADVISER AND ADMINISTRATOR

    The Fund's board of trustees has approved an investment advisory and administration contract with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Fund and each Portfolio. Mitchell Hutchins receives compensation from the Fund, computed daily and payable monthly, as follows:

                                                                               ANNUAL RATE
                                                                             AS A PERCENTAGE
                                                                           OF EACH PORTFOLIO'S
                                                                        AVERAGE DAILY NET ASSETS
                                                                        -------------------------
Money Market Portfolio................................................               0.50%
Growth Portfolio......................................................               0.75
Global Growth Portfolio...............................................               0.75
Global Income Portfolio...............................................               0.75
Strategic Fixed Income Portfolio......................................               0.50
Balanced Portfolio....................................................               0.75
Growth and Income Portfolio...........................................               0.70
Aggressive Growth Portfolio...........................................               0.80
High Grade Fixed Income Portfolio.....................................               0.50

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------------------------------------------------------------

    Under separate contracts, Mitchell Hutchins pays GE Investment Management Incorporated, Pacific Investment Management Company and Nicholas Applegate Capital Management, to serve as the respective sub-advisers of the Global Growth Portfolio, the Strategic Fixed Income Portfolio and the Aggressive Growth Portfolio. Mitchell Hutchins (not the Portfolios) pays the sub-advisers a fee, computed daily and paid monthly, at an annual rate of 0.29%, 0.25% and 0.50%, respectively, of each Portfolio's average daily net assets. Prior to January 26, 1996, Provident Investment Counsel, Inc. served as the former Balanced Portfolio's sub-adviser pursuant to a sub-advisory contract with Mitchell Hutchins. Mitchell Hutchins (not the Portfolio) paid Provident Investment Counsel, Inc. a fee, computed daily and paid monthly, at an annual rate of 0.45% of the Portfolio's average net assets.

    During the six months ended June 30, 1997, the Growth Portfolio, the Balanced Portfolio, the Growth and Income Portfolio and the Aggressive Growth Portfolio paid $1,260, $1,722, $366 and $529, respectively, in brokerage commissions to PaineWebber for transactions executed on behalf of these Portfolios.

SECURITIES LENDING

    Each Portfolio may lend up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolios will regain record ownership of loaned securities to exercise certain beneficial rights, however, the Portfolios may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolios receive compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. PaineWebber, who is the Portfolio's lending agent, received compensation from the Portfolios for the six months ended June 30, 1997 as follows:

                                                                                 COMPENSATION
                                                                                 -------------
Growth Portfolio...............................................................       $5,419
Global Growth Portfolio........................................................         $355
Global Income..................................................................          $80
Balanced Portfolio.............................................................         $378
Growth and Income Portfolio....................................................         $136
Aggressive Growth Portfolio....................................................         $754

    As of June 30, 1997, the Growth Portfolio's custodian held cash and cash equivalents having an aggregate value of $1,861,500 as collateral for portfolio securities loaned having a market value of $1,814,625.

    As of June 30, 1997, the Global Growth Portfolio's custodian held cash and cash equivalents having an aggregate value of $615,850 as collateral for portfolio securities loaned having a market value of $566,355.

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------------------------------------------------------------

    As of June 30, 1997, the Balanced Portfolio's custodian held cash and cash equivalents having an aggregate value of $1,027,500 as collateral for portfolio securities loaned having a market value of $1,005,312.

    As of June 30, 1997, the Aggressive Growth Portfolio's custodian held cash and cash equivalents having an aggregate value of $615,600 as collateral for portfolio securities loaned having a market value of $607,888.

INVESTMENTS IN SECURITIES

    For the six months ended June 30, 1997, aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

                                                                   PURCHASES        SALES
                                                                 -------------  -------------
Growth Portfolio...............................................  $  16,537,811  $  25,490,564
Global Growth Portfolio........................................  $   9,433,683  $  11,859,266
Global Income Portfolio........................................  $  14,819,606  $  16,128,048
Strategic Fixed Income Portfolio...............................  $   5,480,748  $   4,986,241
Balanced Portfolio.............................................  $  30,084,259  $  34,455,118
Growth and Income Portfolio....................................  $  10,110,485  $   9,874,032
Aggressive Growth Portfolio....................................  $  10,736,421  $  11,774,003
High Grade Fixed Income Portfolio..............................  $   4,366,655  $   5,292,985

    At June 30, 1997, the components of net unrealized appreciation (depreciation) of investments were as follows:

                                                                                                         NET
                                                                           GROSS         GROSS       UNREALIZED
                                                                       APPRECIATION   DEPRECIATION  APPRECIATION
                                                                       -------------  ------------  -------------
Growth Portfolio.....................................................  $  11,588,402   $ (185,560)  $  11,402,842
Global Growth Portfolio..............................................  $   5,164,631   $ (533,716)  $   4,630,915
Global Income Portfolio..............................................  $     209,270   $ (429,044)  $    (219,774)
Strategic Fixed Income Portfolio.....................................  $     122,456   $  (35,048)  $      87,408
Balanced Portfolio...................................................  $   5,219,219   $ (208,554)  $   5,010,665
Growth and Income Portfolio..........................................  $   4,557,858   $ (105,316)  $   4,452,542
Aggressive Growth Portfolio..........................................  $   5,485,208   $ (209,002)  $   5,276,206
High Grade Fixed Income Portfolio....................................  $     109,881   $  (50,955)  $      58,926

    For federal income tax purposes, the cost of securities owned at June 30, 1997 was substantially the same as the cost of securities for financial statement purposes.

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FEDERAL INCOME TAX STATUS

    Each of the Portfolios intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required.

    At December 31, 1996, the following Portfolios had capital loss carryforwards available as reductions, to the extent provided in the regulations, of any future net gains realized before the end of the fiscal years indicated below:

                                                                                          STRATEGIC   HIGH GRADE
                                                                   MONEY       GLOBAL       FIXED        FIXED
                                                                  MARKET       GROWTH       INCOME      INCOME
                                                                 PORTFOLIO   PORTFOLIO    PORTFOLIO    PORTFOLIO
                                                                 ---------  ------------  ----------  -----------
2002...........................................................  $  10,411       --           --       $  11,786
2003...........................................................     --      $  2,822,246      --          --
2004...........................................................     --           --       $  291,490      --
                                                                 ---------  ------------  ----------  -----------
                                                                 $  10,411  $  2,822,246  $  291,490   $  11,786
                                                                 ---------  ------------  ----------  -----------
                                                                 ---------  ------------  ----------  -----------

    To the extent that such losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

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SHARES OF BENEFICIAL INTEREST

    There was an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for each of the Portfolios were as follows:

                                                          FOR THE SIX MONTHS ENDED JUNE 30, 1997
                      --------------------------------------------------------------------------------------------------------------
                                                                       STRATEGIC                  GROWTH                  HIGH GRADE
                         MONEY                  GLOBAL       GLOBAL      FIXED                      AND      AGGRESSIVE     FIXED
                        MARKET      GROWTH      GROWTH       INCOME     INCOME      BALANCED      INCOME       GROWTH       INCOME
                       PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO    PORTFOLIO    PORTFOLIO   PORTFOLIO    PORTFOLIO
                      -----------  ---------   ---------   ----------  ---------   -----------   ---------   ----------   ----------
Shares sold.........    3,865,482    53,305      38,262      180,802     43,931        42,596     171,926       96,357       50,814
Shares redeemed.....   (4,717,928) (388,214)   (276,156)    (419,208 ) (154,522)     (417,999)   (208,729)    (194,706)    (122,359)
Reinvestment of
  dividends.........      249,904   400,838      10,447       --         72,277       377,729     210,079      124,336       59,957
                      -----------  ---------   ---------   ----------  ---------   -----------   ---------   ----------   ----------
Net increase
  (decrease) in
  shares
  outstanding.......     (602,542)   65,929    (227,447)    (238,406 )  (38,314)        2,326     173,276       25,987      (11,588)
                      -----------  ---------   ---------   ----------  ---------   -----------   ---------   ----------   ----------
                      -----------  ---------   ---------   ----------  ---------   -----------   ---------   ----------   ----------

                                                           FOR THE YEAR ENDED DECEMBER 31, 1996
                      --------------------------------------------------------------------------------------------------------------
                                                                       STRATEGIC                  GROWTH                  HIGH GRADE
                         MONEY                  GLOBAL       GLOBAL      FIXED                      AND      AGGRESSIVE     FIXED
                        MARKET      GROWTH      GROWTH       INCOME     INCOME      BALANCED      INCOME       GROWTH       INCOME
                       PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO    PORTFOLIO    PORTFOLIO   PORTFOLIO    PORTFOLIO
                      -----------  ---------   ---------   ----------  ---------   -----------   ---------   ----------   ----------
Shares sold (1).....   10,397,169   297,187     186,725        97,475   174,852     1,266,095     273,166      171,441      170,053
Shares redeemed.....  (20,822,547) (883,234)   (692,316)   (1,397,542) (633,097)   (1,000,938)   (353,815)    (311,017)    (322,275)
Reinvestment of
  dividends.........      732,906   230,902       --          305,777   210,338       216,699      13,293       46,676       57,354
                      -----------  ---------   ---------   ----------  ---------   -----------   ---------   ----------   ----------
Net increase
  (decrease) in
  shares
  outstanding.......   (9,692,472) (355,145)   (505,591)     (994,290) (247,907)      481,856     (67,356)     (92,900)     (94,868)
                      -----------  ---------   ---------   ----------  ---------   -----------   ---------   ----------   ----------
                      -----------  ---------   ---------   ----------  ---------   -----------   ---------   ----------   ----------

-----------------

(1) For the Balanced Portfolio, includes 1,198,513 shares issued in connection with the acquisition of the former Balanced Portfolio.

PaineWebber Series Trust
--------------------------------------------------------------------------------
Financial Highlights
------------------------------------------------------------

    Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                          MONEY MARKET PORTFOLIO
                                                  ----------------------------------------------------------------------
                                                    FOR THE SIX
                                                   MONTHS ENDED              FOR THE YEARS ENDED DECEMBER 31,
                                                   JUNE 30, 1997   -----------------------------------------------------
                                                    (UNAUDITED)      1996       1995       1994       1993       1992
                                                  ---------------  ---------  ---------  ---------  ---------  ---------
Net asset value, beginning of period............     $    1.00     $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                                                       -------     ---------  ---------  ---------  ---------  ---------
Net investment income...........................          0.02          0.04       0.05       0.03       0.02       0.03
                                                       -------     ---------  ---------  ---------  ---------  ---------
Dividends from net investment income............         (0.02)        (0.04)     (0.05)     (0.03)     (0.02)     (0.03)
                                                       -------     ---------  ---------  ---------  ---------  ---------
Net asset value, end of period..................     $    1.00     $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                                                       -------     ---------  ---------  ---------  ---------  ---------
                                                       -------     ---------  ---------  ---------  ---------  ---------
Total investment return (1).....................          2.18%         4.32%      5.22%      3.43%      2.45%      3.00%
                                                       -------     ---------  ---------  ---------  ---------  ---------
                                                       -------     ---------  ---------  ---------  ---------  ---------
Ratios/Supplemental Data:
Net assets, end of period (000's)...............     $  11,685     $  12,287  $  21,974  $  25,042  $  15,468  $  19,383
Expenses to average net assets..................          1.41%*        1.17%      0.79%      0.88%      0.86%      0.81%
Net investment income to average net assets.....          4.17%*        4.27%      5.23%      3.56%      2.43%      3.13%

---------------

 *  Annualized

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for period of less than one year has not been annualized.

PaineWebber Series Trust
--------------------------------------------------------------------------------
Financial Highlights
------------------------------------------------------------

    Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                         GROWTH PORTFOLIO
                                               ---------------------------------------------------------------------
                                               FOR THE SIX
                                                 MONTHS
                                                  ENDED
                                                JUNE 30,                FOR THE YEARS ENDED DECEMBER 31,
                                                  1997       -------------------------------------------------------
                                               (UNAUDITED)    1996        1995        1994        1993        1992
                                               -----------   -------     -------     -------     -------     -------
Net asset value, beginning of period.........    $ 17.48     $ 17.57     $ 14.56     $ 18.06     $ 15.68     $ 14.92
                                               -----------   -------     -------     -------     -------     -------
Net investment income (loss).................       0.01       (0.06)       0.04        0.01        0.00        0.11
Net realized and unrealized gains (losses)
  from investments...........................       0.63        3.29        4.68       (2.13)       3.08        0.76
                                               -----------   -------     -------     -------     -------     -------
Net increase (decrease) from investment
  operations.................................       0.64        3.23        4.72       (2.12)       3.08        0.87
                                               -----------   -------     -------     -------     -------     -------
Dividends from net investment income.........     --           --          (0.08)      (0.01)      --          (0.11)
Distributions from net realized gains from
  investments................................     --           (3.32)      (1.63)      (1.37)      (0.70)      --
                                               -----------   -------     -------     -------     -------     -------
Total dividends and distributions............       0.00       (3.32)      (1.71)      (1.38)      (0.70)      (0.11)
                                               -----------   -------     -------     -------     -------     -------
Net asset value, end of period...............    $ 18.12     $ 17.48     $ 17.57     $ 14.56     $ 18.06     $ 15.68
                                               -----------   -------     -------     -------     -------     -------
                                               -----------   -------     -------     -------     -------     -------
Total investment return (1)..................       3.66%      18.70%      32.50%     (11.65)%     19.61%       5.83%
                                               -----------   -------     -------     -------     -------     -------
                                               -----------   -------     -------     -------     -------     -------
Ratios/Supplemental Data:
Net assets, end of period (000's)............    $38,895     $36,357     $42,784     $39,135     $51,696     $46,479
Expenses to average net assets...............       1.30%*      1.14%       1.02%       1.00%       0.92%       0.94%
Net investment income (loss) to average net
  assets.....................................       0.12%*     (0.29)%      0.23%       0.04%       0.00%       0.78%
Portfolio turnover...........................         47%         53%         41%         27%         35%         29%
Average commission rate paid (2).............    $0.0600     $0.0600       --          --          --          --

---------------

 *   Annualized

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for period of less than one year has not been annualized.

(2) Effective for fiscal years beginning on or after September 1, 1995, the Fund is required to disclose the average commission rate paid per share of common stock investments purchased or sold.

PaineWebber Series Trust
--------------------------------------------------------------------------------
Financial Highlights
------------------------------------------------------------

    Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                         GLOBAL GROWTH PORTFOLIO
                                                    -----------------------------------------------------------------
                                                    FOR THE SIX
                                                      MONTHS
                                                       ENDED
                                                     JUNE 30,              FOR THE YEARS ENDED DECEMBER 31,
                                                       1997       ---------------------------------------------------
                                                    (UNAUDITED)    1996       1995       1994       1993       1992
                                                    -----------   -------    -------    -------    -------    -------
Net asset value, beginning of period..............    $ 13.74     $ 12.00    $ 12.44    $ 14.97    $ 11.10    $ 12.06
                                                    -----------   -------    -------    -------    -------    -------
Net investment income (loss)......................       0.06        0.14       0.01      (0.03)      0.03       0.10
Net realized and unrealized gains (losses) from
  investments.....................................       1.61        1.68      (0.45)     (1.76)      4.42      (1.01)
                                                    -----------   -------    -------    -------    -------    -------
Net increase (decrease) from investment
  operations......................................       1.67        1.82      (0.44)     (1.79)      4.45      (0.91)
                                                    -----------   -------    -------    -------    -------    -------
Dividends from net investment income..............     --           (0.08)     --         (0.01)     --         (0.05)
Distributions from net realized gains from
  investments.....................................     --           --         --         (0.73)     (0.58)     --
                                                    -----------   -------    -------    -------    -------    -------
Total dividends and distributions.................       0.00       (0.08)      0.00      (0.74)     (0.58)     (0.05)
                                                    -----------   -------    -------    -------    -------    -------
Net asset value, end of period....................    $ 15.41     $ 13.74    $ 12.00    $ 12.44    $ 14.97    $ 11.10
                                                    -----------   -------    -------    -------    -------    -------
                                                    -----------   -------    -------    -------    -------    -------
Total investment return (1).......................      12.15%      15.14%     (3.54)%   (11.94)%    40.02%     (7.55)%
                                                    -----------   -------    -------    -------    -------    -------
                                                    -----------   -------    -------    -------    -------    -------
Ratios/Supplemental Data:
Net assets, end of period (000's).................    $25,314     $25,701    $28,507    $40,493    $38,035    $21,493
Expenses to average net assets....................       1.05%*      1.10%      1.96%      1.48%      1.40%      1.46%
Net investment income (loss) to average net
  assets..........................................       0.84%*      0.46%      0.10%     (0.13)%     0.38%      0.82%
Portfolio turnover................................         38%         44%       157%       175%       267%       127%
Average commission rate paid (2)..................    $0.0030     $0.0110      --         --         --         --

---------------

 *   Annualized

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for period of less than one year has not been annualized.

(2) Effective for fiscal years beginning on or after September 1, 1995, the Fund is required to disclose the average commission rate paid per share of common stock investments purchased or sold.

PaineWebber Series Trust
--------------------------------------------------------------------------------
Financial Highlights
------------------------------------------------------------

    Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                         GLOBAL INCOME PORTFOLIO
                                                    -----------------------------------------------------------------
                                                    FOR THE SIX
                                                      MONTHS
                                                       ENDED
                                                     JUNE 30,              FOR THE YEARS ENDED DECEMBER 31,
                                                       1997       ---------------------------------------------------
                                                    (UNAUDITED)    1996       1995       1994       1993       1992
                                                    -----------   -------    -------    -------    -------    -------
Net asset value, beginning of period..............    $ 11.14     $ 11.20    $ 10.88    $ 11.72    $ 11.17    $ 11.65
                                                    -----------   -------    -------    -------    -------    -------
Net investment income (loss)......................       0.35        0.87      (0.05)      0.97       0.96       0.80
Net realized and unrealized gains (losses) from
  investments.....................................      (0.30)      (0.13)      1.52      (1.60)      0.90      (0.65)
                                                    -----------   -------    -------    -------    -------    -------
Net increase (decrease) from investment
  operations......................................       0.05        0.74       1.47      (0.63)      1.86       0.15
                                                    -----------   -------    -------    -------    -------    -------
Dividends from net investment income..............     --           (0.79)     (1.15)     (0.21)     (0.94)     (0.56)
Distributions in excess of net investment
  income..........................................     --           --         --         --         (0.16)     --
Distributions from net realized gains from
  investments.....................................     --           (0.01)     --         --         (0.21)     (0.07)
                                                    -----------   -------    -------    -------    -------    -------
Total dividends and distributions.................       0.00       (0.80)     (1.15)     (0.21)     (1.31)     (0.63)
                                                    -----------   -------    -------    -------    -------    -------
Net asset value, end of period....................    $ 11.19     $ 11.14    $ 11.20    $ 10.88    $ 11.72    $ 11.17
                                                    -----------   -------    -------    -------    -------    -------
                                                    -----------   -------    -------    -------    -------    -------
Total investment return (1).......................       0.45%       6.62%     13.58%     (5.56)%    16.65%      1.29%
                                                    -----------   -------    -------    -------    -------    -------
                                                    -----------   -------    -------    -------    -------    -------
Ratios/Supplemental Data:
Net assets, end of period (000's).................    $21,894     $24,436    $35,700    $52,688    $64,610    $63,172
Expenses to average net assets....................       1.99%*      1.56%      1.19%      1.17%      0.98%      1.07%
Net investment income to average net assets.......       5.92%*      6.56%      7.21%      7.23%      7.47%      7.20%
Portfolio turnover................................         76%        134%       160%        97%        69%        75%

---------------

 *   Annualized

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for period of less than one year has not been annualized.

PaineWebber Series Trust
--------------------------------------------------------------------------------
Financial Highlights
------------------------------------------------------------

    Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                    STRATEGIC FIXED INCOME PORTFOLIO
                                                    -----------------------------------------------------------------
                                                    FOR THE SIX
                                                      MONTHS
                                                       ENDED
                                                     JUNE 30,              FOR THE YEARS ENDED DECEMBER 31,
                                                       1997       ---------------------------------------------------
                                                    (UNAUDITED)    1996       1995       1994       1993       1992
                                                    -----------   -------    -------    -------    -------    -------
Net asset value, beginning of period..............    $ 10.21     $ 10.61    $ 10.34    $ 11.93    $ 11.58    $ 11.61
                                                    -----------   -------    -------    -------    -------    -------
Net investment income.............................       0.33        1.40       0.88       0.85       0.87       0.74
Net realized and unrealized gains (losses) from
  investments.....................................       0.00       (1.01)      1.03      (1.49)      0.48       0.05
                                                    -----------   -------    -------    -------    -------    -------
Net increase (decrease) from investment
  operations......................................       0.33        0.39       1.91      (0.64)      1.35       0.79
                                                    -----------   -------    -------    -------    -------    -------
Dividends from net investment income..............     --           (0.70)     (0.88)     (0.85)     (0.87)     (0.74)
Distributions from net realized gains from
  investments.....................................     --           (0.09)     (0.76)     (0.10)     (0.13)     (0.08)
                                                    -----------   -------    -------    -------    -------    -------
Total dividends and distributions.................       0.00       (0.79)     (1.64)     (0.95)     (1.00)     (0.82)
                                                    -----------   -------    -------    -------    -------    -------
Net asset value, end of period....................    $ 10.54     $ 10.21    $ 10.61    $ 10.34    $ 11.93    $ 11.58
                                                    -----------   -------    -------    -------    -------    -------
                                                    -----------   -------    -------    -------    -------    -------
Total investment return (1).......................       3.23%       3.79%     18.51%     (5.34)%    11.66%      6.76%
                                                    -----------   -------    -------    -------    -------    -------
                                                    -----------   -------    -------    -------    -------    -------
Ratios/Supplemental Data:
Net assets, end of period (000's).................    $10,635     $10,689    $13,741    $17,020    $22,354    $24,103
Expenses to average net assets....................       1.11%*      1.52%      0.99%      0.89%      0.79%      0.76%
Net investment income to average net assets.......       6.15%*      5.88%      6.35%      6.64%      6.13%      6.59%
Portfolio turnover................................         47%        317%       234%        54%         8%        23%

---------------

 *   Annualized

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for period of less than one year has not been annualized.

PaineWebber Series Trust
--------------------------------------------------------------------------------
Financial Highlights
------------------------------------------------------------

    Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                          BALANCED PORTFOLIO**
                                                    -----------------------------------------------------------------
                                                    FOR THE SIX
                                                      MONTHS
                                                       ENDED
                                                     JUNE 30,              FOR THE YEARS ENDED DECEMBER 31,
                                                       1997       ---------------------------------------------------
                                                    (UNAUDITED)    1996       1995       1994       1993       1992
                                                    -----------   -------    -------    -------    -------    -------
Net asset value, beginning of period..............    $ 10.95     $ 10.70    $  9.54    $ 11.95    $ 11.63    $ 11.39
                                                    -----------   -------    -------    -------    -------    -------
Net investment income.............................       0.12        0.57       0.35       0.30       0.33       0.35
Net realized and unrealized gains (losses) from
  investments.....................................       1.25        1.21       1.88      (1.44)      1.48       0.24
                                                    -----------   -------    -------    -------    -------    -------
Net increase (decrease) from investment
  operations......................................       1.37        1.78       2.23      (1.14)      1.81       0.59
                                                    -----------   -------    -------    -------    -------    -------
Dividends from net investment income..............     --           (0.28)     (0.35)     (0.30)     (0.33)     (0.35)
Distributions from net realized gains from
  investments.....................................     --           (1.25)     (0.72)     (0.97)     (1.16)     --
                                                    -----------   -------    -------    -------    -------    -------
Total dividends and distributions.................       0.00       (1.53)     (1.07)     (1.27)     (1.49)     (0.35)
                                                    -----------   -------    -------    -------    -------    -------
Net asset value, end of period....................    $ 12.32     $ 10.95    $ 10.70    $  9.54    $ 11.95    $ 11.63
                                                    -----------   -------    -------    -------    -------    -------
                                                    -----------   -------    -------    -------    -------    -------
Total investment return (1).......................      12.51%      16.82%     23.27%     (9.59)%    15.76%      5.18%
                                                    -----------   -------    -------    -------    -------    -------
                                                    -----------   -------    -------    -------    -------    -------
Ratios/Supplemental Data:
Net assets, end of period (000's).................    $32,925     $29,224    $23,413    $23,263    $33,367    $38,583
Expenses to average net assets....................       1.55%*      1.24%      1.09%      1.03%      0.95%      0.93%
Net investment income to average net assets.......       1.97%*      2.29%      2.88%      2.30%      2.27%      3.11%
Portfolio turnover................................         97%        235%       171%       112%        60%        31%
Average commission rate paid (2)..................    $0.0600     $0.0616      --         --         --         --

---------------

*   Annualized

** Prior to the close of business on January 26, 1996, the Balanced Portfolio was known as the Asset Allocation Portfolio.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included.

(2) Effective for fiscal years beginning on or after September 1, 1995, the Fund is required to disclose the average commission rate paid per share of common stock investments purchased or sold. Total investment return for period of less than one year has not been annualized.

PaineWebber Series Trust
--------------------------------------------------------------------------------
Financial Highlights
------------------------------------------------------------

    Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                            GROWTH AND INCOME PORTFOLIO
                                                    ---------------------------------------------------------------------------
                                                    FOR THE SIX
                                                      MONTHS
                                                       ENDED          FOR THE YEARS ENDED DECEMBER 31,         FOR THE PERIOD
                                                     JUNE 30,                                                 JANUARY 2, 1992+
                                                       1997       ----------------------------------------     TO DECEMBER 31,
                                                    (UNAUDITED)    1996       1995       1994       1993            1992
                                                    -----------   -------    -------    -------    -------    -----------------
Net asset value, beginning of period..............    $ 12.27     $ 11.83    $  9.16    $  9.87    $ 10.26         $ 10.00
                                                    -----------   -------    -------    -------    -------         -------
Net investment income.............................       0.05        0.13       0.10       0.10       0.16            0.08
Net realized and unrealized gains (losses) from
  investments.....................................       2.15        2.46       2.70      (0.71)     (0.39)           0.26
                                                    -----------   -------    -------    -------    -------         -------
Net increase (decrease) from investment
  operations......................................       2.20        2.59       2.80      (0.61)     (0.23)           0.34
                                                    -----------   -------    -------    -------    -------         -------
Dividends from net investment income..............     --           (0.06)     (0.10)     (0.10)     (0.16)          (0.08)
Distributions from net realized gains from
  investments.....................................     --           (2.09)     (0.03)     --         --            --
                                                    -----------   -------    -------    -------    -------         -------
Total dividends and distributions.................       0.00       (2.15)     (0.13)     (0.10)     (0.16)          (0.08)
                                                    -----------   -------    -------    -------    -------         -------
Net asset value, end of period....................    $ 14.47     $ 12.27    $ 11.83    $  9.16    $  9.87         $ 10.26
                                                    -----------   -------    -------    -------    -------         -------
                                                    -----------   -------    -------    -------    -------         -------
Total investment return (1).......................      17.93%      22.12%     30.52%     (6.18)%    (2.26)%          3.40%
                                                    -----------   -------    -------    -------    -------         -------
                                                    -----------   -------    -------    -------    -------         -------
Ratios/Supplemental Data:
Net assets, end of period (000's).................    $19,635     $14,520    $14,797    $12,872    $16,281         $20,037
Expenses to average net assets....................       1.13%*      1.58%      1.37%      1.35%      1.12%           1.29%*
Net investment income to average net assets.......       0.87%*      0.49%      0.94%      1.06%      1.37%           1.21%*
Portfolio turnover................................         62%         99%       134%       150%        52%             14%
Average commission rate paid (2)..................    $0.0600     $0.0598      --         --         --            --

---------------

+   Commencement of operations

*   Annualized

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year has not been annualized.

(2) Effective for fiscal years beginning on or after September 1, 1995, the Fund is required to disclose the average commission rate paid per share of common stock investments purchased or sold.

PaineWebber Series Trust
--------------------------------------------------------------------------------
Financial Highlights
------------------------------------------------------------

    Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                        AGGRESSIVE GROWTH PORTFOLIO
                                                    -------------------------------------------------------------------
                                                    FOR THE SIX
                                                      MONTHS
                                                       ENDED      FOR THE YEARS ENDED DECEMBER
                                                     JUNE 30,                  31,                    FOR THE PERIOD
                                                       1997       -----------------------------     NOVEMBER 2, 1993+
                                                    (UNAUDITED)    1996       1995       1994      TO DECEMBER 31, 1993
                                                    -----------   -------    -------    -------    --------------------
Net asset value, beginning of period..............    $ 13.09     $ 11.34    $  9.65    $  9.95           $10.00
                                                    -----------   -------    -------    -------           ------
Net investment income (loss)......................      (0.04)      (0.10)      0.03       0.01             0.01
Net realized and unrealized gains (losses) from
  investments.....................................       1.19        2.93       2.00      (0.30)           (0.05)
                                                    -----------   -------    -------    -------           ------
Net increase (decrease) from investment
  operations......................................       1.15        2.83       2.03      (0.29)           (0.04)
                                                    -----------   -------    -------    -------           ------
Dividends from net investment income..............     --           --         (0.02)     (0.01)           (0.01)
Distributions from net realized gains from
  investments.....................................     --           (1.08)     (0.32)     --            --
                                                    -----------   -------    -------    -------           ------
Total dividends and distributions.................       0.00       (1.08)     (0.34)     (0.01)           (0.01)
                                                    -----------   -------    -------    -------           ------
Net asset value, end of period....................    $ 14.24     $ 13.09    $ 11.34    $  9.65           $ 9.95
                                                    -----------   -------    -------    -------           ------
                                                    -----------   -------    -------    -------           ------
Total investment return (1).......................       8.79%      25.23%     21.04%     (2.90)%          (0.36)%
                                                    -----------   -------    -------    -------           ------
                                                    -----------   -------    -------    -------           ------
Ratios/Supplemental Data:
Net assets, end of period (000's).................    $21,218     $19,167    $17,660    $13,600           $2,814
Expenses to average net assets**..................       1.19% *     1.52%      1.29%      1.59%            0.00%
Net investment income (loss) to average net
  assets**........................................      (0.57)%*    (0.74)%     0.23%      0.07%            3.31%*
Portfolio turnover................................         55%        115%       119%        90%               0%
Average commission rate paid per share of
  common stock investments purchased/sold (2).....    $0.0519     $0.0593      --         --            --

---------------

+   Commencement of operations

*   Annualized

** During the period ended December 31, 1993, Mitchell Hutchins agreed to reimburse the Portfolio for all of its operating expenses and waived all of its advisory fees. If such reimbursements and waivers had not been made, the annualized ratio of expenses to average net assets and the annualized ratio of net investment loss to average net assets would have been 12.28% and (8.97)%, respectively.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year has not been annualized.

(2) Effective for fiscal years beginning on or after September 1, 1995, the Fund is required to disclose the average commission rate paid per share of common stock investments purchased or sold.

PaineWebber Series Trust
--------------------------------------------------------------------------------
Financial Highlights
------------------------------------------------------------

    Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                         HIGH GRADE FIXED INCOME PORTFOLIO
                                          ----------------------------------------------------------------
                                          FOR THE SIX
                                            MONTHS
                                             ENDED         FOR THE YEARS ENDED
                                           JUNE 30,            DECEMBER 31,              FOR THE PERIOD
                                             1997       --------------------------     NOVEMBER 8, 1993+
                                          (UNAUDITED)    1996      1995      1994     TO DECEMBER 31, 1993
                                          -----------   ------    ------    ------    --------------------
Net asset value, beginning of period....    $ 9.10      $ 9.49    $ 8.71    $ 9.61           $10.00
                                          -----------   ------    ------    ------           ------
Net investment income...................      0.25        1.04      0.56      0.26             0.02
Net realized and unrealized gains
  (losses) from investments.............     (0.06)      (0.91)     0.79     (0.89)           (0.39)
                                          -----------   ------    ------    ------           ------
Net increase (decrease) from investment
  operations............................      0.19        0.13      1.35     (0.63)           (0.37)
                                          -----------   ------    ------    ------           ------
Dividends from net investment income....      0.00       (0.52)    (0.57)    (0.27)           (0.02)
                                          -----------   ------    ------    ------           ------
Net asset value, end of period..........    $ 9.29      $ 9.10    $ 9.49    $ 8.71           $ 9.61
                                          -----------   ------    ------    ------           ------
                                          -----------   ------    ------    ------           ------
Total investment return (1).............      2.09%       1.41%    15.44%    (6.56)%          (3.73)%
                                          -----------   ------    ------    ------           ------
                                          -----------   ------    ------    ------           ------
Ratios/Supplemental Data:
Net assets, end of period (000's).......    $7,959      $7,902    $9,147    $7,638           $1,480
Expenses to average net assets**........      1.61%*      1.62%     1.01%     1.56%            0.00%
Net investment income to average net
  assets**..............................      5.46%*      5.04%     5.56%     4.61%            3.90%*
Portfolio turnover......................        55%        282%      136%       36%               0%

---------------

+   Commencement of operations

*   Annualized

** During the period ended December 31, 1993, Mitchell Hutchins agreed to reimburse the Portfolio for all of its operating expenses and waived all of its advisory fees. If such reimbursements and waivers had not been made, the annualized ratio of expenses to average net assets and the annualized ratio of net investment loss to average net assets would have been 23.52% and (19.62)%, respectively.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year has not been annualized.

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